As filed with the Securities and Exchange Commission on January 24, 2002

Securities Act File No. 2-62329
Investment Company Act File No. 811-02857

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 29	☒
and/or
REGISTRATION STATEMENT UNDER THE	☒
INVESTMENT COMPANY ACT OF 1940
Amendment No. 25	☒
(Check appropriate box or boxes)

MERRILL LYNCH BOND FUND, INC.
(formerly, Merrill Lynch Corporate Bond Fund, Inc.)
(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code (609) 282-2800

Terry K. Glenn
Merrill Lynch Bond Fund, Inc.
800 Scudders Mill Road, Plainsboro, New Jersey
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Counsel for the Company: Leonard B. Mackey, Jr., Esq. CLIFFORD CHANCE ROGERS & WELLS LLP 200 Park Avenue New York, New York 10166	Philip L. Kirstein, Esq. FUND ASSET MANAGEMENT, L.P. P.O. Box 9011 Princeton, N.J. 08543-9011

        It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

        If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

        Title of Securities Being Registered: Shares of Common Stock, Class A, Class B, Class C and Class D.

[LOGO] Merrill Lynch Investment Managers

“Prospectus”

Merrill Lynch Bond Fund, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
“January 24, 2002”

Table of Contents

PAGE

[GRAPHIC]

KEY FACTS

Merrill Lynch Bond Fund at a Glance	3

Risk/Return Bar Chart	6

Fees and Expenses	9

[GRAPHIC]

DETAILS ABOUT THE FUND

How each Portfolio Invests	16

Investment Risks	19

[GRAPHIC]

YOUR ACCOUNT

Merrill Lynch Select Pricing SM System	28

How to Buy, Sell, Transfer and Exchange Shares	35

Participation in Fee-Based Programs	40

[GRAPHIC]

MANAGEMENT OF THE FUND

Fund Asset Management	43

Financial Highlights	44

[GRAPHIC]

FOR MORE INFORMATION

Shareholder Reports	Back Cover

Statement of Additional Information	Back Cover

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] KEY FACTS

MERRILL LYNCH BOND FUND AT A GLANCE

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Fixed-Income Securities — securities that pay a fixed rate of interest or a fixed dividend.

Corporate Bonds and Notes — fixed-income debt securities issued by corporations, as distinct from securities issued by a government or its agencies or instrumentalities.

Mortgage-Backed Securities — securities backed by pools of mortgages, which in many cases are guaranteed against default by government agencies.
What are the Portfolios’ investment objectives?

The Fund consists of three separate portfolios — the High Income Portfolio, the Core Bond Portfolio and the Intermediate Term Portfolio. Each Portfolio is, in effect, a separate fund that issues its own shares. The primary objective of each Portfolio is to provide shareholders with as high a level of current income as is consistent with the investment policies of such Portfolio and with prudent investment management. As a secondary objective, each Portfolio seeks capital appreciation when consistent with its primary objective.

This means the main goal of each Portfolio is current income — that is, they look for securities that pay interest or dividends. Each Portfolio also seeks growth of capital by looking for investments that will increase in value. However, each Portfolio’s investments emphasize current income more than growth of capital.

What are the Portfolios’ main investment strategies?

Under normal circumstances, each Portfolio invests more than 90% of its net assets in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks and government obligations. Both U.S. and foreign companies and governments may issue these securities. The investment strategies of the Portfolios differ primarily in the quality and maturity of the fixed-income securities in which they invest.

The High Income Portfolio invests at least 80% of its net assets in fixed-income securities that are rated in the lower rating categories of the recognized rating agencies (Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by Standard & Poors (“S&P”) or Fitch, Inc. (“Fitch”)), or unrated securities that Fund management believes are of comparable quality. Securities rated below Baa by Moody’s or below BBB by S&P or Fitch are commonly known as “junk bonds.” Junk bonds are high-risk investments that may suffer income and principal losses for the High Income Portfolio. The High Income Portfolio may invest in fixed-income securities of any maturity.

The Core Bond Portfolio invests at least 80% of its net assets in fixed-income securities that are rated in the four highest rating categories of the recognized rating agencies (Baa or better by Moody’s or BBB or better by S&P or Fitch). Securities with credit quality in any of the four highest rating categories are known as “investment grade securities.” The Core Bond Portfolio may invest in fixed-income securities of any maturity.

The Intermediate Term Portfolio invests at least 80% of its net assets in fixed-income securities that are rated in the four highest rating categories of the recognized rating agencies. It is anticipated that the Intermediate Term Portfolio’s investments will have an average remaining maturity of three to ten years, depending on market conditions.

Each Portfolio will invest most of its assets in securities issued by U.S. issuers, but may also invest a portion of its assets in securities issued by foreign issuers.

What are the main risks of investing in the Portfolios?

As with any fund, the value of each Portfolio’s investments — and therefore the value of the Portfolio’s shares — may fluctuate. These changes may occur in response to interest rate changes or other developments that may affect the bond market generally or a particular issuer or obligation. Generally, when interest rates go up, the value of fixed-income instruments goes down. Also, Portfolio management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Portfolio’s investments goes down, you may lose money.

Each Portfolio is subject to credit risk that the issuer of a fixed-income security will be unable to pay the interest or principal when due.

Each Portfolio may invest its assets in foreign securities, which may involve additional risks beyond those of U.S. securities, such as changes in foreign currency exchange rates, liquidity risk, and political, social and economic instability.

MERRILL LYNCH BOND FUND, INC.

Maturity — date on which a debt instrument becomes due and payable.

Junk Bonds — fixed-income securities rated below investment grade by recognized rating agencies, including Moody’s, S&P and Fitch or unrated securities that Fund management believes are of comparable quality.

Investment Grade Securities —fixed-income securities rated in the four highest rating categories by recognized rating agencies, including Moody’s, S&P and Fitch.

Foreign Securities — securities issued by a foreign corporation or government, as distinct from securities issued by a U.S. corporation or the U.S. government.

Each Portfolio may invest in mortgage-backed and asset-backed securities, which may be subject to prepayment risk (when interest rates fall) or extension risk (when interest rates rise). Prepayment risk is the risk that, when interest rates fall, certain types of mortgage-backed and asset-backed securities will be paid off more quickly than originally anticipated and a Portfolio will have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain types of mortgage-backed and asset-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall.

The High Income Portfolio is generally subject to greater risk than the other Portfolios because it invests primarily in junk bonds. Investing in junk bonds is riskier than investing in higher quality bonds — price fluctuations may be larger and more frequent, and there is greater risk of losing both income and principal.

Who should invest?

A Portfolio may be an appropriate investment for you if you:

•	Are looking for an investment that provides income.

•	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in fixed-income securities.

•
Are willing, in the case of the Core Bond Portfolio and Intermediate Term Portfolio, to accept the risk of loss of income and principal caused by negative economic developments, changes in interest rates or adverse changes in the price of bonds in general.

•	Are willing, in the case of the High Income Portfolio, to accept greater credit risk.

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] Key Facts

RISK/RETURN BAR CHART FOR THE HIGH INCOME PORTFOLIO

The bar chart and table shown below provide an indication of the risks of investing in the High Income Portfolio. The bar chart shows changes in the High Income Portfolio’s performance for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the High Income Portfolio’s shares for the periods shown with those of the Credit Suisse (CS) First Boston High Yield Index. How the High Income Portfolio performed in the past is not necessarily an indication of how the High Income Portfolio will perform in the future.

                                    [CHART]

                                1992     19.57%
                                1993     16.65%
                                1994     (3.54)%
                                1995     17.49%
                                1996     11.60%
                                1997     10.61%
                                1998     (3.78)%
                                1999      5.01%
                                2000    (10.52)%
                                2001

During the ten year period shown in the bar chart, the highest return for a quarter was 9.40% (quarter ended March 31, 1992) and the lowest return for a quarter was -9.79% (quarter ended September 30, 1998).

Average Annual Total Returns (as of December 31, 2001)	Past One Year	Past Five Years	Past Ten Years/ Since Inception

Merrill Lynch High Income Portfolio* A	-4.03%	-0.22%	6.14%
CS First Boston High Yield Index**	5.80%	3.25%	7.83%

Merrill Lynch High Income Portfolio* B	-4.13%	-0.12%	5.78%
CS First Boston High Yield Index**	5.80%	3.25%	7.83%

Merrill Lynch High Income Portfolio* C	-1.71%	-0.20%	3.51%	†
CS First Boston High Yield Index**	5.80%	3.25%	6.27%	††

Merrill Lynch High Income Portfolio* D	-4.08%	-0.42%	3.51%	†
CS First Boston High Yield Index**	5.80%	3.25%	6.27%	††

*	Includes all applicable fees and sales charges.

**	This unmanaged market-weighted index mirrors the high-yield debt market of securities rated BBB or lower. Past performance is not predictive of future performance.

†	Inception date is October 21, 1994.

††	Since October 31, 1994.

MERRILL LYNCH BOND FUND, INC.

RISK/RETURN BAR CHART FOR THE CORE BOND PORTFOLIO

The bar chart and table shown below provide an indication of the risks of investing in the Core Bond Portfolio. The bar chart shows changes in the Core Bond Portfolio’s performance for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Core Bond Portfolio’s shares for the periods shown with those of the Merrill Lynch (ML) Corporate Master Index and the Lehman Brothers Aggregate Index. How the Core Bond Portfolio performed in the past is not necessarily an indication of how the Core Bond Portfolio will perform in the future.

                                    [CHART]

                                1992      6.69%
                                1993     11.65%
                                1994     (5.78)%
                                1995     18.92%
                                1996      1.43%
                                1997      7.51%
                                1998      7.27%
                                1999     (3.30)%
                                2000      8.61%
                                2001     (0.60)%

During the ten year period shown in the bar chart, the highest return for a quarter was 6.75% (quarter ended June 30, 1995) and the lowest return for a quarter was -4.40% (quarter ended March 31, 1994).

Average Annual Total Returns (as of December 31, 2001)	Past One Year	Past Five Years	Past Ten Years/ Since Inception

Merrill Lynch Core Bond Portfolio* A	2.99%	5.16%	6.10%
ML Corporate Master Index**	10.70%	7.30%	7.80%
Lehman Brothers Aggregate Index***	8.44%	7.43%	7.23%

Merrill Lynch Core Bond Portfolio* B	2.46%	5.22%	5.73%
ML Corporate Master Index**	10.70%	7.30%	7.80%
Lehman Brothers Aggregate Index***	8.44%	7.43%	7.23%

Merrill Lynch Core Bond Portfolio* C	5.40%	5.16%	6.37%	†
ML Corporate Master Index**	10.70%	7.30%	8.57%	††
Lehman Brothers Aggregate Index***	8.44%	7.43%	8.25%	††

Merrill Lynch Core Bond Portfolio* D	2.83%	4.92%	6.39%	†
ML Corporate Master Index**	10.70%	7.30%	8.57%	††
Lehman Brothers Aggregate Index***	8.44%	7.43%	8.25%	††

*	Includes all applicable fees and sales charges.

**	This unmanaged index is comprised of all investment-grade corporate bonds rated BBB3 or higher, of all maturities. Past performance is not predictive of future performance.

***
This unmanaged market-weighted index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and Government agency issues with at least one year to maturity. Past performance is not predictive of future performance.

†	Inception date is October 21, 1994.

††	Since October 31, 1994.

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] Key Facts

RISK/RETURN BAR CHART FOR THE INTERMEDIATE TERM PORTFOLIO

The bar chart and table shown below provide an indication of the risks of investing in the Intermediate Term Portfolio. The bar chart shows changes in the Intermediate Term Portfolio’s performance for Class A shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Intermediate Term Portfolio’s shares for the periods shown with those of the Merrill Lynch (ML) Corporate BBB 1-10 Year Index. How the Intermediate Term Portfolio performed in the past is not necessarily an indication of how the Intermediate Term Portfolio will perform in the future.

                                    [CHART]

                                1992      7.28%
                                1993     11.82%
                                1994     (3.85)%
                                1995     18.10%
                                1996      2.94%
                                1997      8.18%
                                1998      7.38%
                                1999     (0.28)%
                                2000      8.80%
                                2001      7.01%

During the ten year period shown in the bar chart, the highest return for a quarter was 6.53% (quarter ended June 30, 1995) and the lowest return for a quarter was -3.59% (quarter ended March 31, 1994).

Average Annual Total Returns (as of December 31, 2001)	Past One Year	Past Five Years	Past Ten Years/ Since Inception

Merrill Lynch Intermediate Term Portfolio* A	5.94%	5.95%	6.47%
ML Corporate BBB 1-10 Year Index**	10.02%	7.23%	7.49%

Merrill Lynch Intermediate Term Portfolio* B	5.56%	5.64%	6.03%	†
ML Corporate BBB 1-10 Year Index**	10.02%	7.23%	7.39%	††

Merrill Lynch Intermediate Term Portfolio* C	5.56%	5.63%	6.63%	#
ML Corporate BBB 1-10 Year Index**	10.02%	7.23%	8.10%	##

Merrill Lynch Intermediate Term Portfolio* D	5.84%	5.85%	6.92%	#
ML Corporate BBB 1-10 Year Index**	10.02%	7.23%	8.10%	##

*	Includes all applicable fees and sales charges.

**	This unmanaged index is comprised of all investment-grade corporate bonds rated BBB maturing in from one to ten years. Past performance is not predictive of future performance.

†	Inception date is November 13, 1992.

††	Since November 13, 1992.

#	Inception date is October 21, 1994.

##	Since October 21, 1994.

MERRILL LYNCH BOND FUND, INC.

FEES AND EXPENSES FOR THE HIGH INCOME PORTFOLIO

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which each Portfolio may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges which you may pay when you buy or sell shares of a Portfolio.

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating a Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing a Portfolio.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Advisors and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.
Each Portfolio offers four different classes of shares; however, shares of the High Income Portfolio are not available for purchase except as described on page 28. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Advisor can help you with this decision.

These tables show the different fees and expenses that you may pay if you buy and hold the different classes of shares of each Portfolio. Future expenses may be greater or less than those indicated below.

Shareholder Fees: (fees paid directly from your investment)(a):	High Income Portfolio
	Class A		Class B(b)		Class C		Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.00%(c	)	None		None		4.00%(c	)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d	)	4.00%(c	)	1.00%(c	)	None(d	)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Exchange Fee	None		None		None		None

Annual Portfolio Operating Expenses: (expenses that are deducted from Portfolio assets):

Management Fee(e)	0.42%		0.42%		0.42%		0.42%

Distribution and/or Service (12b-1) Fees(f)	None		0.75%		0.80%		0.25%

Other Expenses (including transfer agency fees)(g)	0.19%		0.20%		0.21%		0.19%

Total Annual Portfolio Operating Expenses	0.61%		1.37%		1.43%		0.86%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or sells shares. See “Your Account—How to Buy, Sell, Transfer and Exchange Shares.”

(b)	Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.

(c)	Some investors may qualify for reductions in the sales charge (load).

(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e)
The Fund pays the Investment Adviser fees at annual rates that decrease as the total assets of the Fund’s three Portfolios increase above certain levels. The fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates applicable to portions of the assets of each Portfolio to the extent that the aggregate of the average daily net assets of the three combined Portfolios exceeds $250 million, $500 million and $750 million (each such

(footnotes continued on next page)

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] Key Facts

 (footnotes continued from previous page)

amount being a “breakpoint level”). These annual fee rates range from 0.55% to 0.40% for the High Income Portfolio and from 0.50% to 0.35% for the Core Bond and Intermediate Term Portfolios. For the fiscal year ended September 30, 2001, the Investment Adviser received a fee equal to 0.40% of the aggregate of the average daily net assets of the three combined Portfolios.

(f)
The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares over time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(g)
Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.

Examples:

These examples are intended to help you compare the cost of investing in the High Income Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the High Income Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the High Income Portfolio’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MERRILL LYNCH BOND FUND, INC.

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$460	$588	$727	$1,132

Class B	$539	$634	$750	$1,646

Class C	$246	$452	$782	$1,713

Class D	$484	$663	$858	$1,418

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$460	$588	$727	$1,132

Class B	$139	$434	$750	$1,646

Class C	$146	$452	$782	$1,713

Class D	$484	$663	$858	$1,418

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] Key Facts

FEES AND EXPENSES FOR THE CORE BOND PORTFOLIO

Shareholder Fees: (fees paid directly from your investment)(a):	Core Bond Portfolio
	Class A	Class B(b)	Class C	Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.00%(c)	None	None	4.00%(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	4.00%(c)	1.00%(c)	None(d)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Portfolio Operating Expenses: (expenses that are deducted from Portfolio assets):

Management Fee(e)	0.37%	0.37%	0.37%	0.37%

Distribution and/or Service (12b-1) Fees(f)	None	0.75%	0.80%	0.25%

Other Expenses (including transfer agency fees)(g)	0.24%	0.26%	0.27%	0.24%

Total Annual Portfolio Operating Expenses	0.61%	1.38%	1.44%	0.86%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or sells shares. See “Your Account—How to Buy, Sell, Transfer and Exchange Shares.”

(b)	Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.

(c)	Some investors may qualify for reductions in the sales charge (load).

(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e)
The Fund pays the Investment Adviser fees at annual rates that decrease as the total assets of the Fund’s three Portfolios increase above certain levels. The fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates applicable to portions of the assets of each Portfolio to the extent that the aggregate of the average daily net assets of the three combined Portfolios exceeds $250 million, $500 million and $750 million (each such amount being a “breakpoint level”). These annual fee rates range from 0.55% to 0.40% for the High Income Portfolio and from 0.50% to 0.35% for the Core Bond and Intermediate Term Portfolios. For the fiscal year ended September 30, 2001, the Investment Adviser received a fee equal to 0.40% of the aggregate of the average daily net assets of the three combined Portfolios.

(f)
The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares over time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(g)
Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.

MERRILL LYNCH BOND FUND, INC.

Examples:

These examples are intended to help you compare the cost of investing in the Core Bond Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Core Bond Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Core Bond Portfolio’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$460	$ 588	$ 727	$ 1,132

Class B	$541	$ 637	$ 755	$ 1,657

Class C	$247	$ 456	$ 787	$ 1,724

Class D	$484	$ 663	$ 858	$ 1,418

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$460	$ 588	$ 727	$ 1,132

Class B	$141	$ 437	$ 755	$ 1,657

Class C	$147	$ 456	$ 787	$ 1,724

Class D	$484	$ 663	$ 858	$ 1,418

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] Key Facts

FEES AND EXPENSES FOR THE INTERMEDIATE TERM PORTFOLIO

Shareholder Fees: (fees paid directly from your investment)(a):	Intermediate Term Portfolio
	Class A	Class B(b)	Class C	Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	1.00%(c)	None	None	1.00%(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	1.00%(c)	1.00%(c)	None(d)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Portfolio Operating Expenses: (expenses that are deducted from Portfolio assets):

Management Fee(e)	0.37%	0.37%	0.37%	0.37%

Distribution and/or Service (12b-1) Fees(f)	None	0.50%	0.50%	0.10%

Other Expenses (including transfer agency fees)(g)	0.47%	0.48%	0.49%	0.47%

Total Annual Portfolio Operating Expenses	0.84%	1.35%	1.36%	0.94%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or sells shares. See “Your Account—How to Buy, Sell, Transfer and Exchange Shares.”

(b)	Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.

(c)	Some investors may qualify for reductions in the sales charge (load).

(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e)
The Fund pays the Investment Adviser fees at annual rates that decrease as the total assets of the Fund’s three Portfolios increase above certain levels. The fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates applicable to portions of the assets of each Portfolio to the extent that the aggregate of the average daily net assets of the three combined Portfolios exceeds $250 million, $500 million and $750 million (each such amount being a “breakpoint level”). These annual fee rates range from 0.55% to 0.40% for the High Income Portfolio and from 0.50% to 0.35% for the Core Bond and Intermediate Term Portfolios. For the fiscal year ended September 30, 2001, the Investment Adviser received a fee equal to 0.40% of the aggregate of the average daily net assets of the three combined Portfolios.

(f)
The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares over time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(g)
Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.

MERRILL LYNCH BOND FUND, INC.

Examples:

These examples are intended to help you compare the cost of investing in the Intermediate Term Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Intermediate Term Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Intermediate Term Portfolio’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$185	$365	$561	$1,127

Class B	$237	$428	$739	$1,624

Class C	$238	$431	$745	$1,635

Class D	$195	$397	$615	$1,243

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$185	$365	$561	$1,127

Class B	$137	$428	$739	$1,624

Class C	$138	$431	$745	$1,635

Class D	$195	$397	$615	$1,243

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC]    Details About The Fund

HOW EACH PORTFOLIO INVESTS

Illiquid Securities — securities that cannot be resold within seven days under normal circumstances at current value or that have contractual or legal restrictions on resale.
The main objective of each Portfolio is current income. Each Portfolio also seeks growth of capital when consistent with its primary goal of current income. Each Portfolio invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred stocks and government debt obligations. Under normal circumstances, each Portfolio invests more than 90% of its net assets in fixed-income securities. The Core Bond Portfolio and Intermediate Term Portfolio each may invest up to 25% of its net assets in foreign securities, while the High Income Portfolio may invest up to 30% of its net assets in foreign securities.

Under unusual market or economic conditions, each Portfolio may, for temporary defensive purposes, invest up to 100% of its net assets in U.S. government securities, certificates of deposit, bankers’ acceptances, commercial paper rated in the highest rating category by a recognized rating service, cash or other high quality fixed-income securities that are consistent with the Portfolio’s objectives. The yield on such securities may be lower than the yield on lower-rated fixed-income securities. Temporary defensive positions may limit the potential for an increase in the value of your Portfolio’s shares or for a Portfolio to achieve its investment objective.

Other Strategies

Although not among its principal strategies, each Portfolio may use derivatives, including indexed and inverse securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Lehman Brothers Aggregate Index. Although not among its principal strategies, each Portfolio may also lend its portfolio securities, invest in repurchase agreements, when issued and delayed delivery securities, make forward commitments, and (in the case of the High Income Portfolio) enter into standby commitment agreements. Each Portfolio may also invest up to 15% of its assets in illiquid securities.

HIGH INCOME PORTFOLIO

The High Income Portfolio invests at least 80% of its net assets in fixed-income securities that are rated Baa or lower by Moody’s or BBB or lower by S&P or Fitch, or are unrated securities that Portfolio management believes are of comparable quality.

MERRILL LYNCH BOND FUND, INC.

Distressed Securities — securities that are subject to bankruptcy proceedings or are in default or at imminent risk of being in default.

Liquid — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Volatility — the frequency and amount of changes in a security’s market value.

Yield — a fixed income security’s annualized income stream divided by the security’s current price, which represents the security’s current expected rate of return.

ABOUT THE PORTFOLIO MANAGERS OF THE HIGH INCOME PORTFOLIO

Vincent T. Lathbury is a Senior Vice President and the co-portfolio manager of the High Income Portfolio. Mr. Lathbury has been a First Vice President of Merrill Lynch Investment Managers since 1997, was a Vice President from 1982 to 1997, and has been a portfolio manager since 1976. Mr. Lathbury has been primarily responsible for the management of the High Income Portfolio since 1982.

B. Daniel Evans has been a co-portfolio manager of the High Income Portfolio since December 2001. Mr. Evans has been a Director of Merrill Lynch Investment Managers since 2000 and was a Vice President from 1995 to 2000. He has been a portfolio manager since 2001.

ABOUT THE INVESTMENT ADVISER

The Fund is managed by Fund Asset Management.

Securities rated below Baa or BBB are commonly known as “junk bonds.” The High Income Portfolio may invest up to 100% of its assets in junk bonds, including up to 10% of its net assets in distressed securities. The High Income Portfolio may invest in junk bonds of any maturity. Junk bonds generally are less liquid and experience more price volatility than higher rated fixed-income securities. Issuers of junk bonds frequently have large amounts of outstanding debt relative to their assets and their outstanding equity, which means that issuers of junk bonds generally have more difficulty making payments in the event of adverse business circumstances than issuers of more highly rated fixed-income securities. Junk bonds may be unsecured and subordinated to an issuer’s other debt, which means that in the event the issuer defaults claims of other creditors may receive priority over the claims of holders of junk bonds. In such circumstances, there may be few or no assets available to repay holders of junk bonds. The High Income Portfolio may suffer a significant loss of expected future income or a significant loss of principal if its holdings default.

The High Income Portfolio may invest up to 30% of its net assets in fixed-income securities of issuers outside the United States. Portfolio management anticipates that the High Income Portfolio’s investments in foreign issuers will primarily be in issuers in Canada, Australia and the developed markets of Europe, although the High Income Portfolio may also invest in issuers in emerging markets.

Other Strategies

Although not among its principal strategies, the High Income Portfolio may invest in higher rated fixed-income securities if the risk of loss of income and principal to the Portfolio may be substantially reduced with only a small decrease in yield. The High Income Portfolio may also invest up to 15% of its net assets in secondary market purchases of corporate loans. While the High Income Portfolio does not intend to invest in common stocks or other equity securities, other than preferred stocks, it may acquire such securities in unit offerings with fixed-income securities or in connection with a conversion or exchange of fixed-income securities.

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] Details About the Fund

CORE BOND AND INTERMEDIATE TERM PORTFOLIOS

ABOUT THE PORTFOLIO MANAGERS OF THE CORE BOND AND INTERMEDIATE TERM PORTFOLIOS

Christopher G. Ayoub is a Senior Vice President and the co-portfolio manager of the Core Bond Portfolio and Intermediate Term Portfolio. Mr. Ayoub has been a Managing Director of Merrill Lynch Investment Managers since 1997, was a Vice President from 1985 to 1997, and has been a portfolio manager since 1984.

James J. Pagano has been a co-portfolio manager of the Core Bond Portfolio and Intermediate Term Portfolio since January 2002. Mr. Pagano has been a Vice President of Merrill Lynch Investment Managers since 1997. He has been a portfolio manager since 2001.
The Core Bond and Intermediate Term Portfolios invest primarily in investment grade fixed-income securities. The fixed-income securities in which the Core Bond Portfolio and Intermediate Term Portfolio invest consist of:

•	U.S. government debt securities

•	Corporate debt securities issued by U.S. and foreign companies

•	Asset-backed securities

•	Mortgage-backed securities

•	Preferred stock issued by U.S. and foreign companies

•	Corporate debt securities and preferred stock convertible into common stock

•	Foreign sovereign debt instruments

•	Money market securities

The Core Bond Portfolio invests at least 80% of its net assets in fixed-income securities that are rated in the four highest rating categories by at least one of the recognized rating services (Baa or better by Moody’s or BBB or better by S&P or Fitch). The Intermediate Term Portfolio invests at least 80% of its net assets in fixed-income securities that are rated in the four highest rating categories by at least one of the recognized rating services. Securities with credit quality in any of the four highest rating categories are known as “investment grade” securities.

The Core Bond and Intermediate Term Portfolios each may invest up to 25% of its net assets in fixed-income securities of issuers outside the United States. The Core Bond and Intermediate Term Portfolios’ management anticipates that the Core Bond and Intermediate Term Portfolios’ investments in foreign securities will primarily be in issuers in Canada, the developed countries of Europe, Australia, New Zealand, and certain Caribbean countries, although the Core Bond and Intermediate Term Portfolios may also invest in issuers elsewhere, including high credit-quality sovereign and corporate issuers in emerging markets.

The Core Bond and Intermediate Term Portfolios each may invest in various types of mortgage-backed securities. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other fixed-income securities.

MERRILL LYNCH BOND FUND, INC.

Yield — a fixed income security’s annualized income stream divided by the security’s current price, which represents the security’s current expected rate of return.

The Core Bond Portfolio may invest in fixed-income securities of any maturity, while the Intermediate Term Portfolio anticipates maintaining an average remaining Portfolio maturity of three to ten years, depending on market conditions. Because the securities held by the Intermediate Term Portfolio may on average have shorter maturities, changes in interest rates should affect the net asset value of the Intermediate Term Portfolio less than the Core Bond Portfolio, although rising interest rates may nevertheless cause the value of the Intermediate Term Portfolio’s investments to decline. However, because its securities may on average have shorter maturities, the Intermediate Term Portfolio may offer a lower yield than the Core Bond Portfolio.

Fixed-income securities frequently have redemption features that permit an issuer to repurchase the security from the Core Bond and Intermediate Term Portfolios at certain times prior to maturity at a specified price, which is generally the amount due at maturity. In many cases, when interest rates go down, issuers redeem fixed-income securities that allow for redemption. When an issuer redeems fixed-income securities, the Fund may receive less than the market value of the securities prior to redemption. In addition, the Core Bond and Intermediate Term Portfolios may have to invest the proceeds in new fixed-income securities with lower yields and therefore lose expected future income.

Other Strategies

Although not among their principal strategies, the Core Bond and Intermediate Term Portfolios each may invest up to 10% of its net assets in fixed-income securities that are rated below investment grade by Moody’s, S&P and Fitch or unrated securities of equivalent credit quality.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Portfolios. As with any mutual fund, there can be no guarantee that any Portfolio will meet its goals or that any Portfolio’s performance will be positive for any period of time.

Each Portfolio’s principal risks are bond market and selection risk, interest rate risk, credit risk, foreign securities risk and mortgage-backed and asset- backed securities risk. In addition, a principal risk of the High Income Portfolio is junk bond risk.

Bond Market and Selection Risk — Bond market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Portfolio management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the High Income Portfolio or the Core Bond Portfolio invests a substantial portion of its assets in fixed-income securities with long-term maturities, rising interest rates may cause the value of the Portfolio’s investments to decline significantly.

Credit Risk — Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Foreign Securities — Since each Portfolio may invest in foreign securities, the Portfolios offer the potential for more diversification than funds that invest only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets.

•
The economies of certain foreign markets often do not compare favorably with that of the United States in areas such as growth of gross national product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

MERRILL LYNCH BOND FUND, INC.

•
Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.

•
The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer its assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations.

•
Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

•	Because there are fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for a Portfolio to buy and sell securities on those markets.

•
Non-U.S. markets have different clearance and settlement procedures, and in certain markets settlements may be unable to keep pace with the volume of securities transactions which may cause delays. This means that a Portfolio’s assets may be uninvested and not earning returns. A Portfolio may miss investment opportunities or be unable to dispose of a security because of these delays.

Mortgage-Backed and Asset-Backed Securities — Mortgage-backed and asset-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed and asset-backed securities will be paid off more quickly than originally anticipated and a Portfolio will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed and asset-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage-backed and asset-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities.

Junk Bonds — Although junk bonds generally pay higher rates of interest than investment grade bonds, there is a greater risk of loss of income or principal. Junk bonds are high-risk investments that may cause losses in a Portfolio. The major risks in junk bond investments include:

•
Junk bonds may be issued by less creditworthy companies. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Prices of junk bonds are subject to extreme price fluctuations. Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•
Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If the issuer redeems junk bonds, the Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

•	Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions.

There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio’s securities than in the case with securities trading in a more liquid market.

•	A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Each Portfolio also may be subject to the following additional risks, except as noted below:

Distressed Securities — The High Income Portfolio may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, the High Income Portfolio will invest in distressed securities when Portfolio management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. The High Income Portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange may be subject to restrictions or resale.

Corporate Loans — Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks or the London Interbank Offered Rate (“LIBOR”). As a result, the value of corporate loan investments generally is less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the High Income Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate agent arranges the corporate loans and holds collateral and accepts payments of principal and interest. By investing in a corporate loan, the Portfolio becomes a member of the syndicate. If the agent developed financial problems, the Portfolio may not recover its investment.

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] Details About the Fund

The corporate loans in which the High Income Portfolio invests can be expected to provide higher yields than bonds and notes that have investment grade ratings, but may be subject to greater risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans, and when there is collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Portfolio’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive any interest during the delay.

Illiquid Investments — Each Portfolio may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If a Portfolio buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Sovereign Debt — Each Portfolio may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject a Portfolio to the risk that a government entity may delay or refuse to pay interest or repayment of principal on its sovereign debt. Some of these reasons may include: cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay.

European Economic and Monetary Union (EMU) — Certain European countries have entered into EMU in an effort to, among other things, reduce trade barriers between countries, increase competition among companies, reduce government subsidiaries in certain industries and reduce or eliminate currency fluctuations among these countries. EMU established a single common European currency (the “euro”) that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) have been redenominated in the euro and are listed, trade and make dividend and other payments only in euros. Although EMU is generally expected to have a beneficial effect, it could negatively affect a Portfolio in a number of situations, including as follows:

•
If the transition to euro, or EMU as a whole, does not proceed as planned a Portfolio’s investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility and other disruptions of the markets could occur.

•
Withdrawal from EMU by a participating country could also have a negative effect on a Portfolio’s investments, for example if securities redenominated in euros are transferred back into that country’s national currency.

Securities Lending — Each Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio.

Borrowing and Leverage Risk — Each Portfolio may borrow for temporary emergency purposes, including meeting redemptions. Borrowing may exaggerate changes in the net asset value of a Portfolio’s shares and in the yield on a Portfolio’s holdings. Borrowing will cost a Portfolio interest expense and other fees. The cost of borrowing may reduce a Portfolio’s return. Certain securities that a Portfolio buys may create leverage including, for example, when-issued securities, forward commitments and options.

Derivatives — Each Portfolio may invest in derivatives, including indexed and inverse securities, options, futures, options on futures and swaps. Derivatives allow a Portfolio to increase or decrease its risk exposure and potential for gain or loss more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

•Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] Details About the Fund

•Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Hedging — Each Portfolio may also use derivatives for hedging purposes including anticipatory hedges. Hedging is a strategy in which the Portfolio uses a derivative to offset the risks associated with other Portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Portfolio’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. None of the Portfolios is required to use hedging and each may choose not to do so.

Indexed and Inverse Securities — Each Portfolio may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Each Portfolio may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject a Portfolio to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Portfolio’s investment. Indexed securities and inverse floaters are derivative securities and can be considered speculative. Indexed and inverse securities involve credit risk and certain indexed and inverse securities may involve leverage risk and liquidity risk.

MERRILL LYNCH BOND FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] Your Account

MERRILL LYNCH SELECT PRICING  SM SYSTEM

Each Portfolio offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Advisor can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or Class D shares of a Portfolio, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25% for the High Income Portfolio and Core Bond Portfolio, and an account maintenance fee of 0.10% for the Intermediate Term Portfolio. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Portfolio shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Portfolio shares or for shareholder servicing activities.

If you select Class B or Class C shares of a Portfolio, you will invest the full amount of your purchase price, but you will be subject to an account maintenance fee of 0.25% on an ongoing basis. In addition, if you select Class B or Class C shares of the High Income Portfolio or Core Bond Portfolio, you will be subject to a distribution fee of 0.50% for Class B shares and 0.55% for Class C shares. If you select Class B and Class C shares of the Intermediate Term Portfolio, you will be subject to a distribution fee of 0.25%. Because these fees are paid out of each Portfolio’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

Class C shares of the Intermediate Term Portfolio are offered only through the exchange privilege and may only be purchased through exchange of the Class C shares of another Portfolio or another fund using the Merrill Lynch Select Pricing  SM System.

Each Portfolio’s shares are distributed by FAM Distributors, Inc., an affiliate of Merrill Lynch.

MERRILL LYNCH BOND FUND, INC.

The table below summarizes key features of the Merrill Lynch Select Pricing  SM System.

	Class A	Class B	Class C	Class D

Availability	Limited to certain
investors including:
•  Current Class A
 shareholders
• Certain Retirement
 Plans
•  Participants in certain
  Merrill Lynch-
  sponsored programs
•  Certain affiliates of
 Merrill Lynch,
 selected securities
 dealers and other
 financial
intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available
through Merrill Lynch.
Limited availability
through selected
securities dealers and
other financial
intermediaries. Shares
of the Intermediate
Term Portfolio are
available only
through the Exchange
			Privilege.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within four years of purchase for the High Income Portfolio and the Core Bond Portfolio or within one year of purchase for the Intermediate Term Portfolio.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee. 0.50% Distribution Fee for the High Income Portfolio and Core Bond Portfolio, and a 0.25% Distribution Fee for the Intermediate Term Portfolio.	0.25% Account Maintenance Fee. 0.55% Distribution Fee for the High Income Portfolio and Core Bond Portfolio, and a 0.25% Distribution Fee for the Intermediate Term Portfolio.	0.25% Account Maintenance Fee for the High Income Portfolio and Core Bond Portfolio, and a 0.10% Account Maintenance Fee for the Intermediate Term Portfolio. No Distribution Fee.

Conversion to Class D shares?	No.	Yes, automatically after approximately ten years.	No.	N/A

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] Your Account

Class A and Class D Shares — Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase as shown in the following table.

High Income Portfolio and Core Bond Portfolio

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	4.00%	4.17%	3.75%

$25,000 but less than $50,000	3.75%	3.90%	3.50%

$50,000 but less than $100,000	3.25%	3.36%	3.00%

$100,000 but less than $250,000	2.50%	2.56%	2.25%

$250,000 but less than $1,000,000	1.50%	1.52%	1.25%

$1,000,000 and over**	0.00%	0.00%	0.00%

Intermediate Term Portfolio

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $100,000	1.00%	1.01%	0.95%

$100,000 but less than $250,000	0.75%	0.76%	0.70%

$250,000 but less than $500,000	0.50%	0.50%	0.45%

$500,000 but less than $1,000,000	0.30%	0.30%	0.27%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.

**
If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% (for the High Income Portfolio and Core Bond Portfolio) or 0.20% (for the Intermediate Term Portfolio) of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

MERRILL LYNCH BOND FUND, INC.

Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing  SM options.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing  SM System funds that you agree to buy within a 13-month period. Certain restrictions apply.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent

•	Merrill Lynch Blueprint SM Program participants

•	TMA SM Managed Trusts

•	Certain Merrill Lynch investment or central asset accounts

•	Certain employer-sponsored retirement or savings plans

•	Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances

•	Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

•	Certain fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Advisor can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.25% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or the Fund’s Transfer Agent at 1-800-MER-FUND.

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] Your Account

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years (or within one year for the Intermediate Term Portfolio) or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay account maintenance fees of 0.25% (or 0.10% for Class D shares of the Intermediate Term Portfolio) and distribution fees each year under distribution plans that the Fund has adopted under Rule 12b-1. If you invest in the High Income Portfolio or Core Bond Portfolio, you will pay distribution fees for your Class B and C shares in the amount of 0.50% or 0.55%, respectively, of your investment each year. Distribution fees for Class B and Class C shares of the Intermediate Term Portfolio are 0.25% each year. Because these fees are paid out of each Portfolio’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary who assists you in purchasing Portfolio shares.

Class B Shares

If you redeem Class B shares within four years (or within one year for the Intermediate Term Portfolio) after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedules:

MERRILL LYNCH BOND FUND, INC.

High Income Portfolio and Core Bond Portfolio

Years Since Purchase	Sales Charge*

0 – 1	4.00%

1 – 2	3.00%

2 – 3	2.00%

3 – 4	1.00%

4 and thereafter	0.00%

Intermediate Term Portfolio

Years Since Purchase	Sales Charge*

0 – 1	1.00%

1 and thereafter	0.00%

*
The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends or distributions are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1 /2 years old

•	Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts and group plans participating in the Merrill Lynch Blueprint SM Program and certain retirement plan rollovers

•
Redemption in connection with participation in certain fee-based programs of Merrill Lynch or other financial intermediaries that have agreements with the Distributor or its affiliates or in connection with involuntary termination of an account in which Portfolio shares are held

•
Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate

MERRILL LYNCH BOND FUND, INC.

[GRAHIC] Your Account

•	Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for federal income tax purposes. Consult your tax adviser regarding the state and local tax consequences.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Portfolio’s ten year conversion schedule will apply. If you exchange your Class B shares in a Portfolio for Class B shares of another fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or distributions. The deferred sales charge applicable to Class C shares may be reduced or waived in connection with participation in involuntary termination of an account in which Portfolio shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

MERRILL LYNCH BOND FUND, INC.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. The involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] Your Account

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the Merrill Lynch Select Pricing SM System table on page 29. Be sure to read this prospectus carefully.

Next, determine the amount of your investment	The minimum initial investment for a Portfolio is $1,000 for all accounts except:
• $500 for Employee Access  SM Accounts
• $250 for certain Merrill Lynch fee-based programs
• $100 for Merrill Lynch Blueprint  SM Program
• $100 for retirement plans

(The minimums for initial investments may be waived under certain circumstances.)

Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed by the close of business on the New York Stock Exchange
(generally 4:00 pm Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
Purchase orders placed after that time will be priced at the net asset value determined on the next business day. Each Portfolio may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. Merrill Lynch currently charges a fee of $5.35.

Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-800-MER-
FUND and request a purchase application. Mail the completed
purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally
$50 for all accounts except that retirement plans have a minimum additional purchase of $1 and certain programs, such as
automatic investment plans, may have higher minimums. (The
minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends and capital gains distributions are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

MERRILL LYNCH BOND FUND, INC.

If You Want to	Your Choices	Information Important for You to Know

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of a Portfolio only to another
securities dealer that has entered into an agreement with the
Distributor. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non- participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charges.

Sell Your Shares	Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption
request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the
New York Stock Exchange (generally 4:00 p.m. Eastern time).
Certain financial intermediaries, however, may require
submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries, including
Merrill Lynch, may charge a fee to process a redemption of
shares. Merrill Lynch currently charges a fee of $5.35. No
processing fee is charged if you redeem shares directly through the Transfer Agent.The Fund may reject an order to sell shares under certain circumstances.

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] Your Account

If You Want to	Your Choices	Information Important for You to Know

Sell Your Shares (continued)	Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the
Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter.
A signature guarantee will generally be required, but may be waived in certain limited circumstances. You can obtain a
signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of
shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by
telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer
Agent at 1-800-MER-FUND for details.

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA®, CBA® or Retirement Account you
can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends and other distributions automatically reinvested. For
Class B and Class C shares, your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial
Advisor or other financial intermediary for details.

MERRILL LYNCH BOND FUND, INC.

If You Want to	Your Choices	Information Important for You to Know

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	You can exchange your shares of a Portfolio for shares of many other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Portfolio shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no
Class A shares (and are not eligible to buy Class A shares), you will exchange into Class D shares.

Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or
Class D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the
difference at the time of exchange. If you exchange Class B
shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class
B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or Class D shares for money market fund shares, you will receive Class A shares of Summit
Cash Reserves Fund. Class B or Class C shares of a Portfolio will be exchanged for Class B shares of Summit.

To exercise the exchange privilege contact your Merrill Lynch
Financial Advisor or other financial intermediary or call the Transfer
Agent at 1-800-MER-FUND.Although there is currently no limit on the number of exchanges that you can make, the exchange
privilege may be modified or terminated at any time in the future.

Short term or excessive trading into and out of a Portfolio may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a Portfolio may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management’s opinion, have a pattern of short term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in the Fund or other Merrill Lynch funds, and accounts under common ownership or control.

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] Your Account

Net Asset Value — the market value of a Portfolio’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. Each Portfolio calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by a Portfolio may trade on weekends or other days when a Portfolio does not price its shares. As a result, a Portfolio’s net asset value may change on days when you will not be able to purchase or redeem the Portfolio’s shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the particular Portfolio or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

Each Portfolio will distribute any net investment income monthly and any net realized capital gains at least annually. Each Portfolio may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If you would like to receive dividends in cash, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or the Transfer Agent. Capital gains may be taxable to you at different rates, depending, in part, on how long a Portfolio held the assets sold.

You will pay tax on dividends from a Portfolio whether you receive them in cash or additional shares. If you redeem Portfolio shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, each Portfolio’s ordinary income dividends (which include distributions of net short term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] Your Acount

“BUYING A DIVIDEND”

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before a Portfolio pays a dividend. The reason? If you buy shares when a Portfolio has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.
Dividends and interest received by each Portfolio may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by a Portfolio if certain requirements are met.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Portfolio. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Portfolio under all applicable tax laws.

MERRILL LYNCH BOND FUND INC.

[GRAPHIC] Management of the Fund

FUND ASSET MANAGEMENT

Fund Asset Management, L.P., the Fund’s Investment Adviser, manages the Fund’s investments and its business operations under the overall supervision of the Fund’s Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Portfolios. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives.

Set forth below is the advisory fee paid by each Portfolio for the fiscal year ended September 30, 2001, as a percentage of the average daily net assets of the relevant Portfolio.

Advisory Fee Paid For Fiscal Year Ended September 30, 2001*

High Income Portfolio	.42%

Core Bond Portfolio	.37%

Intermediate Term Portfolio	.37%

*	As a % of average daily net assets.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Merrill Lynch Asset Management U.K. Limited was organized as an investment adviser in 1986 and acts as sub-advisor to more than 50 registered investment companies. Fund Asset Management and its affiliates had approximately $528 billion in investment company and other portfolio assets under management as of December 2001.

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] Management of the Fund

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand each Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the indicated Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP , whose report, along with each Portfolio’s financial statements, are included in the Fund’s Annual Report which is available upon request.

High Income Portfolio

	Class A					Class B
Increase (Decrease) in	For the Year Ended September 30,					For the Year Ended September 30,
Net Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$ 6.03	$ 6.59	$ 7.05	$ 8.29	$ 7.93	$ 6.04	$ 6.59	$ 7.05	$ 8.30	$ 7.93

Investment income — net	.62	.71	.72	.75	.74 #	.58	.66	.67	.69	.68 #

Realized and unrealized gain (loss) on investments — net	(1.30)	(.56)	(.31)	(1.19)	.36	(1.30)	(.55)	(.31)	(1.20)	.37

Total from investment operations	(.68)	.15	.41	(.44)	1.10	(.72)	.11	.36	(.51)	1.05

Less dividends and distributions:
Investment income — net	(.62)	(.71)	(.72)	(.75)	(.74)	(.58)	(.66)	(.67)	(.69)	(.68)
Realized gain on investments — net	—	—	(.01)	(.05)	—	—	—	(.01)	(.05)	—
In excess of realized gain on investment — net	—	—	(.14)	—	—	—	—	(.14)	—	—

Total dividends and distributions	(.62)	(.71)	(.87)	(.80)	(.74)	(.58)	(.66)	(.82)	(.74)	(.68)

Net asset value, end of year	$ 4.73	$ 6.03	$ 6.59	$ 7.05	$ 8.29	$ 4.74	$ 6.04	$ 6.59	$ 7.05	$ 8.30

Total Investment Return:*

Based on net asset value per share	(11.92%)	2.31%	5.90%	(5.98%)	14.58%	(12.56%)	1.70%	5.10%	(6.80%)	13.86%

Ratios to Average Net Assets:

Expenses	.61%	.52%	.51%	.49%	.51%	1.37%	1.29%	1.28%	1.25%	1.27%

Investment income — net	11.52%	11.07%	10.40%	9.40%	9.23%	10.78%	10.30%	9.66%	8.63%	8.46%

Supplemental Data:

Net assets, end of year (in thousands)	$438,383	$545,425	$807,942	$922,820	$1,044,799	$1,387,523	$2,115,413	$3,290,248	$4,469,452	$5,495,488

Portfolio turnover	23.24%	14.44%	19.74%	41.97%	38.58%	23.24%	14.44%	19.74%	41.97%	38.58%

*	Total investment returns exclude the effects of sales charges.
#	Based on average shares outstanding.

MERRILL LYNCH BOND FUND, INC.

FINANCIAL HIGHLIGHTS (continued)

	Class C					Class D
Increase (Decrease) in	For the Year Ended September 30,					For the Year Ended September 30,
Net Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$ 6.04	$ 6.60	$ 7.06	$ 8.30	$ 7.94	$ 6.04	$ 6.59	$ 7.05	$ 8.30	$ 7.94

Investment income — net	.58	.66	.66	.69	.68 #	.61	.70	.70	.73	.72 #

Realized and unrealized gain (loss) on investments — net	(1.30)	(.56)	(.31)	(1.19)	.36	(1.30)	(.55)	(.31)	(1.20)	.36

Total from investment operations	(.72)	.10	.35	(.50)	1.04	(.69)	.15	.39	(.47)	1.08

Less dividends and distributions:
Investment income — net	(.58)	(.66)	(.66)	(.69)	(.68)	(.61)	(.70)	(.70)	(.73)	(.72)
Realized gain on investments — net	—	—	(.01)	(.05)	—	—	—	(.01)	(.05)	—
In excess of realized gain on investments — net	—	—	(.14)	—	—	—	—	(.14)	—	—

Total dividends and distributions	(.58)	(.66)	(.81)	(.74)	(.68)	(.61)	(.70)	(.85)	(.78)	(.72)

Net asset value, end of year	$ 4.74	$ 6.04	$ 6.60	$ 7.06	$ 8.30	$ 4.74	$ 6.04	$ 6.59	$ 7.05	$ 8.30

Total Investment Return:*

Based on net asset value per share	(12.60%)	1.49%	5.06%	(6.72%)	13.66%	(12.10%)	2.22%	5.64%	(6.32%)	14.29%

Ratios to Average Net Assets:

Expenses	1.43%	1.34%	1.33%	1.31%	1.32%	.86%	.77%	.76%	.74%	.76%

Investment income — net	10.69%	10.25%	9.62%	8.58%	8.39%	11.23%	10.83%	10.15%	9.14%	8.95%

Supplemental Data:

Net assets, end of year (in thousands)	$177,236	$227,274	$361,606	$550,482	$638,626	$268,633	$265,500	$359,435	$430,164	$496,836

Portfolio turnover	23.24%	14.44%	19.74%	41.97%	38.58%	23.24%	14.44%	19.74%	41.97%	38.58%

*	Total investment returns exclude the effects of sales charges.
#	Based on average shares outstanding.

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] Management of the Fund

FINANCIAL HIGHLIGHTS (continued)

Core Bond Portfolio

	Class A					Class B
	For the Year Ended September 30,					For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$ 10.68	$ 10.88	$ 11.78	$ 11.40	$ 11.16	$ 10.68	$ 10.88	$ 11.78	$ 11.40	$ 11.16

Investment income — net	.66	.72	.70	.73	.76	.57	.64	.61	.64	.67

Realized and unrealized gain (loss) on investments — net	.53	(.20)	(.90)	.38	.24	.53	(.20)	(.90)	.38	.24

Total from investment operations	1.19	.52	(.20)	1.11	1.00	1.10	.44	(.29)	1.02	.91

Less dividends from investment income — net	(.66)	(.72)	(.70)	(.73)	(.76)	(.57)	(.64)	(.61)	(.64)	(.67)

Net asset value, end of year	$ 11.21	$ 10.68	$ 10.88	$ 11.78	$ 11.40	$ 11.21	$ 10.68	$ 10.88	$ 11.78	$ 11.40

Total Investment Return:*

Based on net asset value per share	11.44%	5.09%	(1.70%)	10.05%	9.22%	10.59%	4.29%	(2.45%)	9.21%	8.39%

Ratios to Average Net Assets:

Expenses	.61%	.57%	.57%	.58%	.57%	1.38%	1.34%	1.33%	1.34%	1.34%

Investment income — net	6.03%	6.79%	6.22%	6.32%	6.73%	5.25%	6.02%	5.46%	5.56%	5.96%

Supplemental Data:

Net assets, end of year (in thousands)	$519,815	$489,778	$535,188	$600,655	$519,708	$511,166	$455,162	$636,115	$685,345	$577,989

Portfolio turnover	262.47%	94.67%	79.06%	149.41%	113.46%	262.47%	94.67%	79.06%	149.41%	113.46%

*	Total investment returns exclude the effects of sales charges.

MERRILL LYNCH BOND FUND, INC.

FINANCIAL HIGHLIGHTS (continued)

	Class C					Class D
	For the Year Ended September 30,					For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$ 10.68	$ 10.88	$ 11.79	$ 11.40	$ 11.17	$ 10.68	$ 10.88	$ 11.79	$ 11.41	$ 11.17

Investment income — net	.57	.64	.61	.63	.67	.63	.70	.67	.70	.73

Realized and unrealized gain (loss) on investments — net	.53	(.20)	(.91)	.39	.23	.53	(.20)	(.91)	.38	.24

Total from investment operations	1.10	.44	(.30)	1.02	.90	1.16	.50	(.24)	1.08	.97

Less dividends from investment income — net	(.57)	(.64)	(.61)	(.63)	(.67)	(.63)	(.70)	(.67)	(.70)	(.73)

Net asset value, end of year	$ 11.21	$ 10.68	$ 10.88	$ 11.79	$ 11.40	$ 11.21	$ 10.68	$ 10.88	$ 11.79	$ 11.41

Total Investment Return:*

Based on net asset value per share	10.53%	4.23%	(2.58%)	9.25%	8.23%	11.16%	4.83%	(2.03%)	9.77%	8.95%

Ratios to Average Net Assets:

Expenses	1.44%	1.39%	1.38%	1.40%	1.39%	.86%	.82%	.82%	.82%	.82%

Investment income — net	5.16%	5.96%	5.41%	5.50%	5.91%	5.75%	6.55%	5.98%	6.07%	6.47%

Supplemental Data:

Net assets, end of year (in thousands)	$ 76,963	$55,889	$ 79,581	$ 77,464	$ 49,918	$201,269	$148,890	$135,401	$123,202	$77,398

Portfolio turnover	262.47%	94.67%	79.06%	149.41%	113.46%	262.47%	94.67%	79.06%	149.41%	113.46%

*	Total investment returns exclude the effects of sales charges.

MERRILL LYNCH BOND FUND, INC.

[GRAPHIC] Management of the Fund

FINANCIAL HIGHLIGHTS (continued)

Intermediate Term Portfolio

	Class A					Class B
	For the Year Ended September 30,					For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$ 10.93	$ 11.11	$ 11.83	$ 11.49	$ 11.28	$ 10.93	$ 11.11	$ 11.83	$ 11.50	$ 11.28

Investment income — net	.67	.71	.70	.73	.73	.61	.66	.64	.67	.67

Realized and unrealized gain (loss) on investments — net	.54	(.18)	(.72)	.34	.21	.54	(.18)	(.72)	.33	.22

Total from investment operations	1.21	.53	(.02)	1.07	.94	1.15	.48	(.08)	1.00	.89

Less dividends from investment income — net	(.67)	(.71)	(.70)	(.73)	(.73)	(.61)	(.66)	(.64)	(.67)	(.67)

Net asset value, end of year	$ 11.47	$ 10.93	$ 11.11	$ 11.83	$ 11.49	$ 11.47	$ 10.93	$ 11.11	$ 11.83	$ 11.50

Total Investment Return:*

Based on net asset value per share	11.35%	5.02%	(.18%)	9.59%	8.59%	10.79%	4.49%	(.69%)	8.94%	8.13%

Ratios to Average Net Assets:

Expenses	.84%	.78%	.73%	.67%	.65%	1.35%	1.30%	1.24%	1.18%	1.17%

Investment income — net	5.94%	6.51%	6.09%	6.27%	6.43%	5.46%	5.98%	5.58%	5.75%	5.91%

Supplemental Data:

Net assets, end of year (in thousands)	$176,589	$144,352	$161,113	$200,679	$179,115	$129,162	$120,250	$162,211	$178,464	$148,148

Portfolio turnover	259.80%	143.77%	113.52%	111.03%	76.99%	259.80%	143.77%	113.52%	111.03%	76.99%

*	Total investment returns exclude the effects of sales charges.

MERRILL LYNCH BOND FUND, INC.

FINANCIAL HIGHLIGHTS (concluded)

	Class C					Class D
	For the Year Ended September 30,					For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:

Net asset value, beginning of year	$10.93	$ 11.11	$ 11.83	$ 11.49	$ 11.28	$ 10.93	$ 11.11	$ 11.83	$ 11.50	$ 11.28

Investment income — net	.61	.65	.64	.67	.67	.66	.70	.69	.71	.72

Realized and unrealized gain (loss) on investments — net	.54	(.18)	(.72)	.34	.21	.54	(.18)	(.72)	.33	.22

Total from investment operations	1.15	.47	(.08)	1.01	.88	1.20	.52	(.03)	1.04	.94

Less dividends from investment income — net	(.61)	(.65)	(.64)	(.67)	(.67)	(.66)	(.70)	(.69)	(.71)	(.72)

Net asset value, end of year	$11.47	$ 10.93	$ 11.11	$ 11.83	$ 11.49	$ 11.47	$ 10.93	$ 11.11	$ 11.83	$ 11.50

Total Investment Return:*

Based on net asset value per share	10.78%	4.48%	(.70%)	9.03%	7.99%	11.24%	4.92%	(.28%)	9.39%	8.58%

Ratios to Average Net Assets:

Expenses	1.36%	1.30%	1.24%	1.20%	1.20%	.94%	.88%	.83%	.77%	.77%

Investment income — net	5.41%	5.97%	5.57%	5.70%	5.89%	5.88%	6.41%	6.01%	6.16%	6.32%

Supplemental Data:

Net assets, end of year (in thousands)	$4,600	$ 2,859	$ 3,904	$ 4,832	$ 1,571	$130,116	$128,490	$136,467	$106,294	$64,335

Portfolio turnover	259.80%	143.77%	113.52%	111.03%	76.99%	259.80%	143.77%	113.52%	111.03%	76.99%

*	Total investment returns excludes the effects of sales charges.

MERRILL LYNCH BOND FUND, INC.

[FLOW CHART]
MERRILL LYNCH BOND FUND, INC.

For More Information [GRAPHIC]

[GRAPHIC] For More Information

Shareholder Reports

Additional information about each Portfolio’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor, other financial intermediary or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc. P.O. Box 45289 Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Advisor or other financial intermediary or the Fund at the telephone number or address indicated above if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

File #811-02857
Code #10046-01-02
©Fund Asset Management, L.P.

Prospectus

[LOGO] Merrill Lynch
Investment Managers

Merrill Lynch
Bond Fund Inc.

January 24, 2002

STATEMENT OF ADDITIONAL INFORMATION
Merrill Lynch Bond Fund, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

        Merrill Lynch Bond Fund, Inc. (the “Fund”) is a diversified open-end investment company consisting of three separate portfolios, the High Income Portfolio, the Core Bond Portfolio and the Intermediate Term Portfolio (each, a “Portfolio”). The main goal of each Portfolio is to obtain the highest level of current income as is consistent with the investment policies of such Portfolio and with prudent investment management. As a secondary objective, each Portfolio seeks capital appreciation when consistent with its primary objective. Each Portfolio seeks to achieve its objectives by investing in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, convertible securities, preferred stocks and government obligations. Under normal circumstances, more than 90% of the net assets of each Portfolio will be invested in fixed-income securities, including convertible and nonconvertible debt securities and preferred stocks. There can be no assurance that the investment objectives of a Portfolio will be achieved. Each Portfolio may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

        Pursuant to the Merrill Lynch Select Pricing  SM System, each Portfolio of the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing  SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See “Purchase of Shares.”

        This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated January 24, 2002 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling (800) MER-FUND or by writing to the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2001 Annual Report. You may request a copy of the Annual Report at no charge by calling 800-637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Fund Asset Management, L.P.—Investment Adviser
FAM Distributors, Inc.—Distributor

The date of this Statement of Additional Information is January 24, 2002.

INVESTMENT OBJECTIVES AND POLICIES

        The primary investment objective of each Portfolio of the Fund is to obtain the highest level of current income as is consistent with the investment policies of such Portfolio and with prudent investment management. As a secondary objective, each Portfolio seeks capital appreciation when consistent with its primary objective. These investment objectives are a fundamental policy of each Portfolio of the Fund and may not be changed without a vote of the majority of the outstanding voting securities of such Portfolio. See “Investment Restrictions.” Each Portfolio seeks to achieve its objectives by investing in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks and government obligations. There can be no assurance that the objective of any Portfolio can be attained.

        The securities in each Portfolio of the Fund will be varied from time to time depending upon the judgment of management as to prevailing conditions in the economy and the securities markets and the prospects for interest rate changes among different categories of fixed-income securities. Under normal circumstances, each Portfolio invests more than 90% of its net assets (defined to include net assets plus borrowings for investment purposes) in fixed-income securities, including convertible and nonconvertible debt securities and preferred stocks. This investment policy may not be changed without providing shareholders of the relevent Portfolio at least 60 days prior written notice. The Portfolios of the Fund do not intend to invest in common stocks, rights or other equity securities, but the Portfolios may acquire or hold such securities (if consistent with their objectives) when such securities are acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion or exchange of fixed-income securities.

        Each Portfolio is permitted to use derivatives including, indexed and inverse securities, options, futures, options on futures and swaps for hedging purposes, as well as to increase the return on its portfolio investments. For a more complete description of futures and options transactions, see “Risk Factors in Transactions in Futures and Options Thereon” below and “Other Portfolio Strategies—Options on Debt Securities” below.

        Each Portfolio pursues its investment objectives through the separate investment policies described below:

         High Income Portfolio:    The High Income Portfolio seeks high current income by investing at least 80% of its net assets in fixed-income securities that are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BBB or lower by Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”)), or in unrated securities of comparable quality. Securities rated below Baa by Moody’s or below BBB by S&P or Fitch, and unrated securities of comparable quality, are commonly known as “junk bonds.” See Appendix B: Description of Bond Ratings attached hereto for additional information concerning rating categories. Junk bonds may constitute as much as 100% of the Portfolio’s investments. Although junk bonds can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. See “Risk Factors in Transactions in Junk Bonds.” Because investment in such junk bonds entails relatively greater risk of loss of income or principal, an investment in the High Income Portfolio may not constitute a complete investment program and may not be appropriate for all investors. Purchasers should carefully assess the risks associated with an investment in this Portfolio.

        Selection and supervision by the management of the High Income Portfolio of portfolio investments involve continuous analysis of individual issuers, general business conditions and other factors that may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. Fund Asset Management, L.P.’s (“FAM” or the “Investment Adviser”) analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. While the Investment Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Investment Adviser performs its own independent credit analysis of issuers and consequently, the Portfolio may invest, without limit, in unrated securities. As a result, the High Income Portfolio’s ability to achieve its investment objective may depend to a greater extent on the Investment Adviser’s own credit analysis than mutual funds that invest in higher-rated securities. Although the High Income Portfolio will invest primarily in lower-rated securities, other than with respect to Distressed Securities (which are discussed below) it will not invest in securities in the lowest rating categories (Ca or below for Moody’s and CC or below for S&P or Fitch) unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. Securities that are subsequently downgraded may continue to be held and will be sold only if, in the judgment of the Investment Adviser, it is advantageous to do so.

        The High Income Portfolio may invest up to 15% of its net assets in secondary market purchases of loans extended to corporate borrowers by commercial banks and other financial institutions (“Corporate Loans”). As in the case of junk bonds, the Corporate Loans in which the High Income Portfolio may invest may be rated in the lower rating categories of the established rating services (Baa or lower by Moody’s and BBB or lower by S&P or Fitch), or may be unrated investments of comparable quality. As in the case of junk bonds, such Corporate Loans can be expected to provide higher yields than higher-rated fixed-income securities but may be subject to greater risk of loss of principal and income. As discussed below under “Risk Factors in Transactions in Corporate Loans,” however, there are some significant differences between Corporate Loans and junk bonds.

        The High Income Portfolio may also from time to time invest up to 10% of its net assets in securities which are the subject of bankruptcy proceedings or otherwise in default or in significant risk of being in default (“Distressed Securities”). Distressed Securities that are in default or in risk of being in default but not yet in bankruptcy proceedings may be the subject of a pre-bankruptcy exchange offer pursuant to which holders of the Distressed Securities receive securities or assets in exchange for the Distressed Securities. Holders of Distressed Securities that are the subject of bankruptcy proceedings may, following approval of a plan of reorganization by the bankruptcy court, receive securities or assets in exchange for the Distressed Securities. Generally, the Portfolio will invest in Distressed Securities when the Investment Adviser anticipates that it is reasonably likely that the securities will be subject to such an exchange offer or plan of reorganization, as to which there can be no assurance. Normally, the Portfolio will invest in Distressed Securities at a price that represents a significant discount from the principal amount due on maturity of the securities. The Portfolio will invest in Distressed Securities when the Investment Adviser believes that, based on its analysis of the asset values of the issuer of the Distressed Securities and the issuer’s overall business prospects, upon completion of an exchange offer or plan of reorganization with respect to the Distressed Securities the Portfolio would receive, in exchange for its Distressed Securities, securities or assets with terms and credit characteristics which offer the Portfolio significant opportunities for capital appreciation and future high rates of current income. See “Risk Factors in Transactions in Distressed Securities.”

        When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the High Income Portfolio may purchase higher-rated securities if the Investment Adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield. In addition, under unusual market or economic conditions, the High Income Portfolio, for temporary defensive or other purposes, may invest up to 100% of its assets in securities issued or guaranteed by the United States Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency, or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

        Investments in high yield debt instruments, including high yield bonds, Corporate Loans or other privately placed securities, may result in the High Income Portfolio receiving material nonpublic information (“inside information”) concerning the borrower or issuer. Accordingly, the High Income Portfolio has established certain procedures reasonably designed to prevent the unauthorized access, dissemination or use of such inside information. Receipt of inside information concerning a borrower or issuer may, under certain circumstances, prohibit the High Income Portfolio or other funds or accounts managed by the same portfolio managers, from trading in the public securities of the borrower or issuer. Conversely, the portfolio managers for the High Income Portfolio may, under certain circumstances, decline to receive inside information made available by the borrower or issuer in order to allow the High Income Portfolio or other funds or accounts managed by the same portfolio managers, to continue to trade in the public securities of such borrower or issuer.

         Core Bond Portfolio:    The Core Bond Portfolio invests at least 80% of its net assets in fixed-income securities rated in the four highest rating categories of either S&P, Fitch or Moody’s. Bonds rated in the lowest of these categories are considered to have some speculative characteristics. The Portfolio may invest up to 10% of its net assets in securities that are rated below the four highest rating categories of S&P, Fitch and Moody’s (i.e., junk bonds) or in unrated securities of equivalent credit quality. The financial risk of the Portfolio should be minimized by the quality of the bonds in which it will invest, but the long maturities that typically provide the best yields will subject the Portfolio to possible substantial price changes resulting from market yield fluctuations. Portfolio management strategy will attempt to mitigate adverse price changes and optimize favorable price changes through active trading that shifts the maturity and/or quality structure of the Portfolio within the Portfolio’s overall investment guidelines. Under unusual market or economic conditions, the Portfolio, for temporary defensive or other purposes, may invest up to 100% of its net assets in obligations issued or guaranteed by the United States Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency or other fixed-income securities deemed by the Investment Adviser to be consistent with the objectives of the Portfolio, or the Portfolio may hold its assets in cash.

         Intermediate Term Portfolio:    The Intermediate Term Portfolio invests at least 80% of its net assets in bonds rated in the four highest rating categories of either S&P, Fitch or Moody’s. Bonds rated in the lowest of these categories are considered to have some speculative characteristics. The Portfolio may invest up to 10% of its net assets in securities that are rated below the four highest rating categories of S&P, Fitch and Moody’s (i.e., junk bonds) or in unrated securities of equivalent credit quality. Under normal circumstances, the average maturity of the Portfolio will be between three and ten years. Because of the securities in which this Portfolio invests may on average have shorter maturities, changes in the general level of interest rates could result in less change in the net asset value per share of the Intermediate Term Portfolio than for the other two Portfolios. In addition, the Intermediate Term Portfolio may offer a lower yield than the other two Portfolios.

        Despite the inherently greater defensive characteristics of the shorter average maturity of the Intermediate Term Portfolio, during periods of unusually high yields on money market instruments the prices of intermediate-term maturity securities may be adversely affected to a substantial degree. Therefore, management will seek to mitigate the effect of any such interest rate development by shortening the average maturity of securities held by the Portfolio during such periods. Active management strategy within the overall investment guidelines will thus seek to provide an attractive total return. As in the other two Portfolios, under unusual market or economic conditions, the Intermediate Term Portfolio, for temporary defensive or other purposes, may invest up to 100% of its net assets in obligations issued or guaranteed by the United States Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency or other fixed-income securities deemed by the Investment Adviser to be consistent with the objectives of the Portfolio, or the Portfolio may hold its assets in cash.

        Each Portfolio of the Fund may invest in securities issued by foreign governments (or political subdivisions or instrumentalities thereof) or foreign companies (collectively, “Foreign Securities”). A Portfolio may only invest in Foreign Securities if, at the time of acquisition, no more than 25% (30% in the case of the High Income Portfolio) of the net assets of such Portfolio (taken at market value at the time of the investment) would be invested in Foreign Securities following such investment. Investments in Foreign Securities may involve additional risks beyond those of securities issued by U.S. companies. See “Risk Factors in Transactions in Foreign Securities.”

Maturity of Fixed Income Investments

        The Intermediate Term Portfolio has a target range for the average remaining maturity of the portfolio. For purposes of applying this target, the Portfolio will consider a fixed-income security’s maturity to be its stated maturity (the date the issuer is scheduled to make its final payment of principal), except that

•	for a security with an unconditional put entitling the Portfolio to receive the security’s approximate amortized cost, the maturity will be considered to be the next put date;

•
for mortgage-backed and other amortizing securities, the maturity will be considered to be the average life remaining (the length of time it is expected to take to retire half of the remaining principal through amortizing payments) based on prepayment assumptions that the Portfolio’s manager believes to be reasonable; and

•
for a variable or floating rate investment grade security that the Portfolio manager reasonably believes will have a market value approximating amortized cost on the next interest reset date, the maturity will be considered to be the next reset date.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Risk Factors in Transactions in Junk Bonds

        The High Income Portfolio intends to invest at least 80% of its net assets in junk bonds. The Core Bond and Intermediate Term Portfolios each may invest up to 10% of its net assets in junk bonds. Junk bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for junk bonds is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. While most of the junk bonds in which the High Income Portfolio may invest do not include securities that, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Portfolio purchases a particular security, in which case the Portfolio may experience losses and incur costs.

        Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio and dividends to shareholders.

        Junk bonds tend to be more volatile than higher rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher rated fixed-income securities. Like higher rated fixed-income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers.

        Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices a Portfolio receives for its junk bonds to be reduced, or the Portfolio may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Portfolio’s portfolio securities than in the case of securities trading in a more liquid market. Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely a Portfolio’s net asset value. In addition, a Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Risk Factors in Transactions in Distressed Securities

        Investment in Distressed Securities involves significant risk. The High Income Portfolio will make such investments only when the Investment Adviser believes it is reasonably likely that the issuer of the securities will make an exchange offer or will be the subject of a bankruptcy plan of reorganization; however, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Portfolio will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed, and the Portfolio may be required to bear certain expenses to protect its interest in the course of negotiations surrounding any potential exchange offer or plan of reorganization. In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Distressed Securities held by the Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than anticipated when the investment was made. Moreover, any securities received by the Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. In addition, as a result of the Portfolio’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issue of Distressed Securities, the Portfolio may be precluded from disposing of such securities.

Risk Factors in Transactions in Corporate Loans

        As in the case of junk bonds, the Corporate Loans in which the High Income Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate (“LIBOR”). Consequently, the value of Corporate Loans held by the High Income Portfolio may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

        The High Income Portfolio may acquire interests in Corporate Loans by means of a novation, assignment or participation. In a novation, the High Income Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, the High Income Portfolio may purchase an assignment, in which case the High Income Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution’s rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest and not with the borrower. In purchasing a loan participation, the High Income Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the High Income Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the High Income Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the High Income Portfolio.

Risk Factors in Transactions in Foreign Securities

        Investments in foreign securities, particularly those of nongovernmental issuers, involve considerations which are not ordinarily associated with investing in U.S. issuers. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. If it should become necessary, the Portfolios could encounter greater difficulties in invoking legal processes abroad than would be the case in the U.S. Transaction costs in foreign securities may be higher. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a comparable U.S. instrument issued by a U.S. entity, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. In addition, certain foreign securities may be subject to non-U.S. withholding taxes. The Investment Adviser will consider these and other factors before investing in foreign securities, and will not make such investments unless, in its opinion, such investments will meet the Portfolio’s standards and objectives. No Portfolio will concentrate its investments in any particular foreign country. Each Portfolio may purchase securities issued in dollar or foreign currency denominations. In the case of any such investment in a security denominated in a foreign currency, the Portfolio making the investment would be subject to the risk of changes in currency exchange rates.

Risk Factors in Transactions in Mortgage-Backed and Asset-Backed Securities

        Asset-Backed Securities.    Each Portfolio may invest in asset-backed securities. Asset-backed securities are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets (such as credit card receivables) are passed through to the Portfolio. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Portfolio for its asset-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Portfolio purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a long term security. Since longer term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the inherent volatility of a Portfolio. Certain asset-backed securities may be illiquid.

        Mortgage-Backed Securities.    Mortgage-backed securities are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Portfolio. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

        To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a long-term security. Since long term securities generally fluctuate more widely in response to changes in interest rates than do short term securities, maturity extension risk could increase the inherent volatility of a Portfolio.

Risk Factors in Transactions in Futures and Options Thereon

        Each Portfolio may engage in transactions in interest rate, bond and bond index futures contracts and options thereon. Each Portfolio will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a bond, bond index or interest rate index). In order to comply with current applicable regulations of the Commodity Futures Trading Commission (“CFTC”) pursuant to which the Fund avoids being deemed a “commodity pool operator”, each Portfolio is limited in its futures trading activities to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules, or to non-hedging positions for which the aggregate initial margin and premiums will not exceed 5% of the liquidation value of such Portfolio’s assets.

        Futures.    Each Portfolio may engage in transactions in futures contracts and options thereon. Futures are standardized, exchange-traded derivatives contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. Options on futures are options to either buy (call) or sell (put) a futures contract at a specified price prior to a specified date. No price is paid upon entering into a futures contract (although a fee, or option premium, is generally paid to the seller of an option on a futures contract at the initiation of the transaction). Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

        A Portfolio may sell futures contracts or purchase a put option on futures contracts in anticipation of an increase in interest rates. Generally, as interest rates rise, the market value of the fixed-income securities held by the Portfolio will fall, reducing the net asset value of the Portfolio. The sale of futures contracts may limit the Portfolio’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contracts prior to the futures contracts’ expiration date. In the event the market value of the portfolio holdings correlated with the futures contracts increases rather than decreases, however, the Portfolio will realize a loss on the futures position and a lower overall return than would have been realized without the purchase of the futures contracts.

        A Portfolio may purchase futures contracts or purchase a call option on futures contracts in anticipation of a decrease in interest rates. Generally, as interest rates decrease, the market value of fixed-income securities which the Portfolio may be considering purchasing will increase. The purchase of futures contracts may protect a Portfolio from having to pay more for such securities when it identifies specific securities it wishes to purchase. In the event that such securities decline in value or the Portfolio determines not to purchase any additional securities, however, the Portfolio may realize a loss relating to the futures position.

        Each Portfolio may purchase and sell interest rate, bond and bond index futures contracts (“futures contracts”), including, but not limited to, for the purpose of hedging its portfolio of fixed-income securities against the adverse effects of anticipated movements in interest rates. The Portfolios may also purchase and sell exchange-traded call and put options on such futures contracts. Set forth below is information concerning options and futures contracts. Reference is made to Appendix A “Interest Rate Futures, Options Thereon and Options on Debt Securities” attached hereto for a more complete description of options and futures transactions.

        Call Options on Futures Contracts.    As set forth in Appendix A, a call option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a “long” position in the underlying futures contract at any time up to the expiration of the option. The purchase of an option on a futures contract presents more limited risk than the trading of the underlying futures contract, although, depending on the price of the option compared to either the futures contract upon which it is based, or the underlying debt securities, exercise of the option may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, a Portfolio may purchase a call option on a futures contract for the purposes including, but not limited to, hedging against a market advance resulting from declining interest rates when the Portfolio is not fully invested.

        The writing of a call option on a futures contract may constitute a partial hedge against declining prices of fixed-income securities of the Portfolios, if the futures price at expiration is below the exercise price of the option. In such event, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio’s fixed-income investments. Conversely, if the futures price is above the exercise price at any point prior to expiration, the option may be exercised and the Portfolio would be required to enter into the underlying futures contract at an unfavorable price.

        Put Options on Futures Contracts.    As set forth in Appendix A, a put option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a “short” position in the futures contract at any time up to the expiration of the option. A Portfolio will purchase a put option on a futures contract to hedge its securities against the risk of a decline in market value as a result of rising interest rates.

        The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of fixed-income securities which a Portfolio intends to purchase, if the futures price at expiration is higher than the exercise price. In such event, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of fixed-income securities which the Portfolio intends to purchase. Conversely, if the futures price is below the exercise price at any point prior to expiration, the option may be exercised and the Portfolio would be required to enter into the underlying futures contract at an unfavorable price.

        The trading of futures contracts and options thereon involves the risk of imperfect correlation between movements in the price of the futures contracts or option and the price of the security being hedged. The hedge will not be fully effective where there is imperfect correlation between the movements in the two financial instruments. For example, if the price of the option or futures contract moves more than the price of the hedged security, the Portfolio would experience either a loss or gain on the option or future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Portfolio may purchase or sell options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Portfolio may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts, although such transactions will in any event be entered into solely for hedging purposes.

        The Portfolio may also purchase futures contracts or options thereon to hedge against a possible increase in the price of securities before the Portfolio is able to invest its cash in fixed-income securities. In such instances, it is possible that the market may instead decline. If the Portfolio does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Portfolio may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

        Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses.

        The anticipated offsetting movements between the price of the futures or option contracts and the hedged security may be distorted due to differences in the nature of the markets, such as differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

        The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract, subject to the risks of the availability of a liquid offset market. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The writer of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security or futures contract.

        “Trading Limits” may also be imposed on the maximum number of contracts which any person may trade on a particular trading day. A contract market may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Investment Adviser does not believe that trading limits will have any adverse impact on the portfolio strategies for hedging a Portfolio’s investments.

        The trading of futures contracts and options thereon also is subject to certain market risks, such as trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing corporation or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions.

        The successful use of transactions in futures contracts and options thereon also depends on the ability of the management of the Portfolio correctly to forecast the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Portfolio or such rates move in a direction opposite to that anticipated, the Portfolio may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Portfolio’s total return for such period may be less than if it had not engaged in the hedging transaction.

        The Fund has obtained an order from the Commission exempting it from certain provisions of the Investment Company Act of 1940, as amended (the “Investment Company Act”), in connection with its transactions in interest rate futures contracts and related options. In applying for this exemptive order, the Fund made a number of representations to the Commission regarding the manner in which such trading will be conducted.

European Economic and Monetary Union

        For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the “Maastricht Treaty”) sets out a framework for the European Economic and Monetary Union (“EMU”) among the countries that comprise the European Union (“EU”). EMU established a single common European currency (the “euro”) that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU took effect for the initial EMU participants on January 1, 1999. Certain securities issued in participating EU countries (beginning with government and corporate bonds) will be redenominated in the euro, and, are listed, traded, and make dividend and other payments only in euros.

        No assurance can be given that EMU will take effect, that the changes planned for EMU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which would diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country’s national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on a Portfolio’s investments in Europe generally or in specific countries participating in EMU. Gains or losses from euro conversion may be taxable to Portfolio shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

OTHER PORTFOLIO STRATEGIES

        Each Portfolio may engage in the additional Portfolio strategies described below.

        Repurchase Agreements.    Each Portfolio may invest in repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. government securities or an Affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return for the Portfolio insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Portfolio will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. Instead of the contractual fixed rate of return, the rate of return to the Portfolio will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Portfolio would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. From time to time, each Portfolio also may invest in securities pursuant to purchase and sale contracts. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. As a matter of operating policy, a Portfolio will not enter into repurchase agreements or purchase and sale contracts with greater than seven days to maturity if, at the time of such investment, more than 10% of the total assets of the Portfolio would be so invested.

        Forward Commitments.    Each Portfolio may purchase securities on a when-issued basis or forward commitment basis, and may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Portfolio at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. A Portfolio will establish a segregated account in connection with such transactions in which the Portfolio will deposit liquid securities with a value at least equal to the Portfolio’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio’s exposure to loss).

        U.S. Government securities and corporate debt obligations may be purchased on a forward commitment basis at fixed purchase terms with periods of up to 45 days between the commitment and settlement dates. The purchase will be recorded on the date the Portfolio enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Portfolio’s net asset value. Although the Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. There can, of course, be no assurance that the judgments upon which these techniques are based will be accurate or that such techniques when applied will be effective. The Portfolio will enter into forward commitment arrangements only with respect to securities in which it may otherwise invest pursuant to its investment objectives and policies.

        Restricted Securities.    From time to time, a Portfolio may invest in securities the disposition of which is subject to legal restrictions, such as restrictions imposed by the Securities Act of 1933, as amended (the “Securities Act”), on the resale of securities acquired in private placements. If registration of such securities under the Securities Act is required, such registration may not be readily accomplished, and if such securities may be resold without registration, such resale may be permissible only in limited quantities. In either event, a Portfolio may not be able to sell its restricted securities at a time which, in the judgment of the Investment Adviser, would be most opportune.

        Standby Commitment Agreements.    The High Income Portfolio may from time to time enter into standby commitment agreements. Such agreements commit the Portfolio, for a stated period of time, to purchase a stated amount of a fixed-income security, which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio may be paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Portfolio has committed to purchase. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Portfolio. The Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security. The Portfolio will at all times maintain a segregated account with its custodian of cash or liquid securities in an amount equal to the purchase price of the securities underlying the commitment.

        There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

        The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Portfolio’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

        Lending of Portfolio Securities.    Each Portfolio from time to time may lend securities from its portfolio to brokers, dealers and financial institutions and receive as collateral cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where a Portfolio receives securities as collateral for the loaned securities, the Portfolio typically receives the income on both the loaned securities and the collateral and, as a result, the Portfolio’s yield may increase. Where a Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

        Options on Debt Securities.    The Portfolios may write call and put options on securities in order to increase the return on their investments and in order to hedge optionable securities held by the Portfolios. The Portfolios will write only covered call options on debt securities (i.e., options in which it owns the underlying security) or fully funded put options on debt securities (i.e., options in which an amount of cash or short-term securities equal to the exercise price of the put has been segregated with the Fund’s custodian). By writing covered options on securities, a Portfolio will be able to increase its return on the underlying securities by the amount of the premium, if the option expires unexercised, or by the amount of any profits earned by closing out the option position. The Portfolio may be required, however, to forego benefits which could have been obtained from an increase in the value of securities on which a call is written or a decrease in the value of securities on which a put is written. As a result, the Portfolio may receive less total return, and at other times greater total return, than if it had not written options.

        The Portfolios also may purchase put options on optionable securities held in a Portfolio and, under certain limited circumstances, call options on such instruments. Purchases of put options may enable the Portfolios to limit the risk of declines in the value of the portfolio security underlying the put, until the expiration of the option or the closing of the option transaction. By purchasing a put, however, a Portfolio will be required to pay the premium, which will reduce the benefits obtained from the transaction.

        Although options written by a Portfolio may be terminated prior to exercise or expiration by entering into an offsetting transaction, the ability to do so depends upon the presence of a liquid secondary market on the exchange on which the option is traded. If no such market is available, the Portfolio may be unable to terminate existing positions and may be subject to exercise of the option under unfavorable circumstances. The Portfolios will enter into transactions in options on debt securities only when the management of the Fund believes that a liquid secondary market for such options is available. See Appendix A “Interest Rate Futures, Options Thereon and Options on Debt Securities attached hereto.”

        A Portfolio may write call options which give the holder the right to buy the underlying security covered by the option from the Portfolio at the stated exercise price. A Portfolio also may write put options that give the holder the right to sell the underlying security to the Portfolio at the stated exercise price. A Portfolio will write only covered options, which means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the options and, in the case of put options, that the Portfolio will, through its Custodian, have deposited and maintained short-term U.S. Treasury obligations with a securities depository with a value equal to or greater than the exercise price of the underlying securities. The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

        A Portfolio will receive a premium from writing a put or call option, which increases the Portfolio’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. In the former instance, the Portfolio increases its return by retaining the premium without being required to purchase or sell the underlying security. In the latter case, the Portfolio increases its return by liquidating the option position at a profit. The amount of the premium will reflect, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. By writing a call, the Portfolio limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for so long as the Portfolio’s obligation as a writer continues. By writing a put, the Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. In addition, in closing out an option position, the Fund may incur a loss. Thus, in some periods the Portfolio will receive less total return and in other periods greater total return from its option positions than it otherwise would have received from the underlying securities. To the extent that such transactions are engaged in for hedging purposes, any gain (or loss) thereon may offset, in whole or in part, gains (or losses) on securities held in a Portfolio or increases in the value of securities the Portfolio intends to acquire. The Portfolio will attempt to achieve, through the receipt of premiums on covered options, a more consistent average total return than it would otherwise realize from holding the underlying securities alone. To facilitate closing transactions, as described below, the Portfolio will ordinarily only write options for which a liquid secondary market appears to exist.

        A Portfolio may engage in closing transactions in order to terminate outstanding options that it has written. To effect a closing transaction, the Portfolio purchases, prior to the exercise of an outstanding option that it has written, an option of the same series as that on which it desires to terminate its obligation. Profit or loss from a closing purchase transaction will depend on whether the cost of the transaction is more or less than the premium received on the sale of the option plus the related transaction costs.

        A Portfolio will typically purchase a call option only where the market price of the underlying security declines substantially following the writing of a call option, and the Portfolio either re-hedges the security by writing a second call option at a lower exercise price or disposes of the security. In such event, the Portfolio would usually enter into a closing transaction in connection with the first option it wrote. However, if the first option has been held less than three months, the Portfolio may desire not to enter into a closing transaction in order to comply with certain provisions of the Internal Revenue Code. In such circumstances, the Portfolio may purchase a call option in an opening transaction with the same exercise price and expiration date as the option it sold.

        Swaps.    Each Portfolio may enter into swap agreements, including interest rate and index swap agreements, for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Each Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Each Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Portfolio’s portfolio. No Portfolio will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s assets.

        Each Portfolio may also enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Portfolio may either be the buyer or the seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio loses its investment and recovers nothing. However, if a credit event occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation. Credit default swaps involve more risk than if the Portfolio had invested in the reference obligation directly.

        Whether each Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that development in the swap market, including potential government regulation, could adversely affect each Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

        Indexed and Inverse Securities.    Each Portfolio may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Each Portfolio may also invest in securities whose return is inversely related to changes in an interest rate (“inverse floaters”). In general, inverse floaters change in value in a manner that is opposite to most bonds —  that is, interest rates on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in indexed securities and inverse floaters may subject each Portfolio to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject each Portfolio to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages each Portfolio’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

INVESTMENT RESTRICTIONS

        The Fund has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of the Portfolios’ assets and their activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, including a majority of the shares of each Portfolio affected (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

        Under the fundamental investment restrictions, none of the Portfolios may:

1. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3. Make investments for the purpose of exercising control or management.

        4.  Purchase or sell real estate, except that, to the extent permitted by applicable law, each Portfolio of the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

        5.  Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that each Portfolio of the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time. (For purposes of this restriction, corporate debt securities includes corporate loans purchased in the secondary market).

6. Issue senior securities to the extent such issuance would violate applicable law.

        7.  Borrow money, except that (i) each Portfolio of the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1 /3% of its total assets (including the amount borrowed), (ii) each Portfolio of the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Portfolio of the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) each Portfolio of the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8. Underwrite securities of other issuers except insofar as a Portfolio of the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

        9.  Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio of the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

        Under the Fund’s non-fundamental investment restrictions, none of the Portfolios may:

a. Change its investment strategy to invest at least 80% of its net assets in certain fixed-income securities without providing shareholders with at least 60 days prior notice of such change.

        b.  Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

        c.  Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box.”

        d.  Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a “Rule 144A Security”) and determined to be liquid by the Fund’s Board of Directors are not subject to the limitations set forth in this investment restriction.

        e.  Notwithstanding fundamental investment restriction (7) above, the Fund will not borrow amounts in any Portfolio in excess of 5% of the total assets of such Portfolio, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding.

        Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) with the Fund, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions are (i) purchases from or sales to Merrill Lynch of securities in transactions in which Merrill Lynch acts as principal, and (ii) purchases of securities from underwriting syndicates of which Merrill Lynch is a member.

MANAGEMENT OF THE FUND

Directors and Officers

        The Board of Directors of the Fund consist of eight individuals, seven of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Directors”). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

        Information about the Directors, executive officers and portfolio managers of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, officer and portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

        TERRY K. GLENN (61)—President and Director(1)(2)—Chairman (Americas Region) since 2001 and Executive Vice President of the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”) (which terms as used herein include their corporate predecessors) since 1983; President, Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services (“FDS”) since 1985.

        RONALD W. FORBES (61)—Director(2)(3)—1400 Washington Avenue, Albany, New York 12222. Professor Emeritus of Finance, School of Business, State University of New York at Albany, since 2000 and Professor thereof from 1989 to 2000. International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

        CYNTHIA A. MONTGOMERY (49)—Director(2)(3)—Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02613. Professor, Harvard Business School, since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, Unum Provident Corporation since 1990 and Director, Newell Rubbermaid Inc. since 1995.

        CHARLES C. REILLY (70)—Director(2)(3)—9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

        KEVIN A. RYAN (69)—Director(2)(3)—127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02467. Founder and currently Director Emeritus of the Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education at Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

        ROSCOE S. SUDDARTH (66)—Director(2)(3)—7403 MacKenzie Court, Bethesda, Maryland 20817. Former President, Middle East Institute from 1995 to 2001; Foreign Service Officer, United States Foreign Service from 1961 to 1995; Career Minister from 1989 to 1995; Deputy Inspector General, U.S. Department of State from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan from 1987 to 1990.

        RICHARD R. WEST (63)—Director(2)(3)—Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company) and Alexander’s Inc. (real estate company).

        EDWARD D. ZINBARG (67)—Director(2)(3)—5 Hardwell Road, Short Hills, New Jersey 07078-2117. Self-employed financial consultant since 1994; Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.

        CHRISTOPHER G. AYOUB (45)—Senior Vice President and Portfolio Manager(1)(2)—Managing Director of MLIM since 1997; Vice President of MLIM from 1985 to 1997; Assistant Vice President from 1984 to 1985.

        B. DANIEL EVANS (57)—Portfolio Manager(1)(2)—Director of MLIM since 2000; Vice President of MLIM from 1995 to 2000.

        VINCENT T. LATHBURY , III (60)—Senior Vice President and Portfolio Manager(1)(2)—Managing Director of MLIM since 1997; Vice President of MLIM from 1982 to 1997; Portfolio Manager of the Investment Adviser and MLIM since 1982.

        JAMES J. PAGANO (39)—Portfolio Manager(1)(2)—Vice President of MLIM since 1997.

        DONALD C. BURKE (41)—Vice President and Treasurer(1)(2)—First Vice President of the Investment Adviser and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of the Investment Adviser and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

        PHILLIP S. GILLESPIE (37)—Secretary(1)(2)—First Vice President of MLIM since 2001; Director of MLIM from 1999 to 2000; Vice President of MLIM in 1999; attorney associated with the Investment Adviser and MLIM from 1998 to 1999; Assistant General Counsel of Chancellor LGT Asset Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.

(1)	Interested person, as defined in the Investment Company Act, of the Fund.
(2)	The Directors and officers of the Fund are Directors and officers of certain other investment companies for which the Investment Adviser or MLIM acts as investment adviser.
(3)	Member of the Fund’s Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

        At January 4, 2002, the Directors and officers of the Fund as a group (14 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At that date, Mr. Glenn, a Director and officer of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc. (“ ML & Co.”).

Compensation of Directors

        Pursuant to the terms of the investment advisory agreement between FAM and the Fund (the “Investment Advisory Agreement”), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries.

        The Fund pays each Director not affiliated with the Investment Adviser (each a “non-interested Director”) an annual fee of $2,950 plus a fee of $200 per Audit and Board meeting attended, together with such Director’s actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the “Committee”), which consists of all of the non-interested Directors with a fee of $2,950 per year. The Co-Chairmen of the Committee each receives an additional annual fee of $1,000.

        The following table shows the compensation earned by the non-interested Directors for the Fund’s fiscal year ended September 30, 2001 and the aggregate compensation paid to them by all registered investment companies advised by the Investment Adviser and its affiliate, MLIM (“MLIM/FAM-advised funds”) for the calendar year ended December 31, 2001:

Name	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds(1)
Ronald W. Forbes(3)	$7,900	None	$293,400
Cynthia A. Montgomery	$7,000	None	$234,567
Charles C. Reilly(3)	$7,900	None	$293,400
Kevin A. Ryan	$7,400	None	$261,067
Roscoe E. Suddarth(2)	$7,400	None	$250,633
Richard R. West	$7,400	None	$261,067
Edward D. Zinbarg(2)	$7,400	None	$250,633

(1)
The Directors serve on the boards of MLIM/FAM-advised funds as follows: Mr. Forbes (46 registered investment companies consisting of 55 portfolios); Ms. Montgomery (46 registered investment companies consisting of 55 portfolios); Mr. Reilly (46 registered investment companies consisting of 55 portfolios); Mr. Ryan (46 registered investment companies consisting of 55 portfolios); Mr. Suddarth (46 registered investment companies consisting of 55 portfolios); Mr. West (49 registered investment companies consisting of 66 portfolios); and Mr. Zinbarg (46 registered investment companies consisting of 55 portfolios).

(2)	Mr. Suddarth and Mr. Zinbarg were elected Directors of the Fund on July 10, 2000. Mr. Zinbarg was elected a director of certain other MLIM/FAM-advised funds in January 2000.
(3)	Effective June 2001, Mr. Forbes and Mr. Reilly are Co-Chairmen of the Committee, each receiving $1,000 annually.

Management and Advisory Arrangements

        Pursuant to the Investment Advisory Agreement, Fund Asset Management, L.P., a subsidiary of ML & Co., acts as the investment adviser for the Fund and provides the Fund with management services. Subject to the supervision of the Board of Directors of the Fund, FAM is responsible for the actual management of each Portfolio and constantly reviews the holdings of each Portfolio in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. FAM provides the portfolio managers for each Portfolio, who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. FAM is also obligated to perform certain administrative management services for the Fund and provides all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreement.

        The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered “controlling persons” of Merrill Lynch Asset Management U.K. (“MLAM U.K.”): Merrill Lynch Europe Limited (MLAM U.K.’s parent), a subsidiary of ML International Holdings, a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

        The Investment Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with MLAM U.K., an indirect, wholly owned subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. For the fiscal years ended September 30, 2001, 2000 and 1999 the Investment Adviser did not pay any fees to MLAM U.K. pursuant to this agreement. The address of MLAM U.K. is Milton Gate, 1 Moore Lane, London EC2Y 9MA, England.

        Vincent T. Lathbury III serves as Portfolio Manager of the High Income Portfolio, and Christopher G. Ayoub serves as Portfolio Manager of the Core Bond Portfolio and Intermediate Term Portfolio. They are primarily responsible for the day to day management of the Fund. Vincent T. Lathbury III has served as First Vice President of MLIM since 1997, Vice President of MLIM from 1982 to 1997 and Portfolio Manager of the Investment Adviser and MLIM since 1982. Christopher G. Ayoub has served as Director (Fixed Income Fund Management) of MLIM since 1997, Vice President of MLIM from 1985 to 1997 and Assistant Vice President from 1984 to 1985.

        Securities held by the Fund may also be held by other funds for which FAM or MLIM acts as an adviser or by investment advisory clients of MLIM. If purchases or sales of securities for the Fund or other funds for which FAM or MLIM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or MLIM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

        Advisory Fee.    As compensation for its services to the Portfolios, the Investment Adviser receives at the end of each month a fee with respect to each Portfolio. The fee for each Portfolio is determined based on the annual advisory fee rates for that Portfolio set forth in the table below. These fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates shown below applicable to portions of the assets of each Portfolio to the extent that the aggregate of the average daily net assets of the three combined Portfolios exceeds $250 million, $500 million and $750 million (each such amount being a “breakpoint level”). The portion of the assets of a Portfolio to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate of the average daily net assets of the three combined Portfolios that falls within that breakpoint level by the aggregate of the average daily net assets of the three combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average daily net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

	Rates of Advisory Fee
Aggregate of average daily net assets of the three combined Portfolios	High Income Portfolio	Core Bond Portfolio	Intermediate Term Portfolio
Up to $250 million	0.55%	0.50%	0.50%
Over $250 million up to $500 million	0.50	0.45	0.45
Over $500 million up to $750 million	0.45	0.40	0.40
Over $750 million	0.40	0.35	0.35

        For the fiscal year ended September 30, 2001, FAM received advisory fees from the Fund in the amount of $17,145,308 of which $11,183,440 was received with respect to the High Income Portfolio (representing 0.42% of its average daily net assets), $4,449,922 was received with respect to the Core Bond Portfolio (representing 0.37% of its average daily net assets) and $1,511,946 was received with respect to the Intermediate Term Portfolio (representing 0.37% of its average daily net assets). The Investment Advisory Agreement obligates each Portfolio to pay certain expenses incurred in its operation and a portion of the Fund’s general administrative expenses allocated on the basis of the asset size of the respective Portfolios. The Fund’s total expenses for the year ended September 30, 2001 were $48,046,302 of which $31,769,880 was attributable to the High Income Portfolio, $12,041,800 was attributable to the Core Bond Portfolio, and $4,234,622 was attributable to the Intermediate Term Portfolio, respectively.

        For the fiscal years ended September 30, 1999 and 2000 the advisory fees paid by the Fund to the Investment Adviser totaled $30,667,096 and 22,458,938, respectively. The Investment Adviser did not reimburse any portion of its advisory fee for the fiscal year ended September 30, 1999, 2000 and 2001.

        Payment of Expenses.    The Investment Advisory Agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund’s general administrative expenses allocated on the basis of the asset size of the respective Portfolios. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under Federal, state or foreign laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses that will be allocated on the basis of size of the respective Portfolios include Directors’ fees, legal expenses, state franchise taxes, auditing services, costs of preparing, printing and mailing proxies, stock certificates, shareholder reports and prospectuses (except to the extent paid by FAMD), Securities and Exchange Commission (“SEC”) fees, accounting costs and other expenses properly payable by the Fund and allocable on the basis of the size of the respective Portfolios. Depending upon the nature of the lawsuit, litigation costs may be directly applicable to the Portfolios or allocated on the basis of the size of the respective Portfolios. The Board of Directors has determined that this is an appropriate method of allocation of expenses. Certain accounting services are provided for the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Fund. The Fund pays a fee for these services. In addition, the Fund reimburses the Investment Adviser for the cost of other accounting services.

        The Distributor will pay certain promotional expenses of each Portfolio incurred in connection with the offering of shares of each Portfolio, including the expenses of printing the prospectuses used in connection with the continuous offering of shares by each Portfolio. See “Purchase of Shares—Distribution Plans.”

         Duration and Termination.    Continuation of the Investment Advisory Agreement and the Sub-Advisory Agreement for the period March 1, 2002 to March 1, 2003 was approved by the Board of Directors, including a majority of the disinterested directors, on November 28, 2001. Unless earlier terminated as described herein, the Investment Advisory Agreement and Sub-Advisory Agreement will continue in effect until March 1, 2003 and thereafter will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding voting shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract terminates upon assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

        Transfer Agency Services.    Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $16.00 per Class A or Class D account and $23.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

        Accounting Services.    The Fund entered into an agreement with State Street effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. Prior to January 1, 2001, the Investment Adviser provided accounting services to each Portfolio and was reimbursed by the Portfolio at its cost in connection with such services.

        The Investment Adviser continues to provide certain accounting services to each Portfolio and each Portfolio reimburses the Investment Adviser for the cost of these services.

        The table below shows the amounts paid by each Portfolio to State Street and to the Investment Adviser for the periods indicated:

	1999		2000		2001
	Paid to State Street	Paid to Investment Adviser	Paid to State Street	Paid to Investment Adviser	Paid to State Street*	Paid to Investment Adviser
High Income Portfolio	N/A	$422,772	N/A	$270,958	$536,375	$251,877
Core Bond Portfolio	N/A	$133,078	N/A	$100,752	$244,725	$139,888
Intermediate Term Portfolio	N/A	$ 45,616	N/A	$ 30,390	$ 83,407	$ 49,696

*	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

        Distribution Expenses.    The Fund entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Code of Ethics

        The Board of Directors of the Fund has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund, the Investment Adviser, MLAM U.K. and the Distributor. The Code of Ethics significantly restricts the personal investing activities of all employees of the Investment Adviser and Distributor and, as described below, imposes additional, more onerous, restrictions on Fund investment personnel.

        The Code of Ethics requires that all employees of the Investment Adviser and Distributor preclear any personal securities investments (with limited exceptions such as mutual funds, high-quality short term securities and direct obligations of the U.S. government). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser and Distributor include a ban on acquiring any securities in a “hot” initial public offering and investment personnel are prohibited from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Code of Ethics provides for trading “blackout periods” which prohibit trading by investment personnel of the Fund within seven calendar days before or after trading by the Fund in the same or an equivalent security.

PURCHASE OF SHARES

        Reference is made to “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

        Each Portfolio offers four classes of shares under the Merrill Lynch Select Pricing  SM System. Class A and Class D shares are sold to investors choosing the initial sales charge alternatives and Class B and Class C shares are sold to investors choosing the deferred sales charge alternative. Class C shares of the Intermediate Term Portfolio are available only through the Exchange Privilege and may not be purchased except through exchange of Class C shares of another Portfolio or another fund.

        The Merrill Lynch Select Pricing  SM System is used by more than 50 registered investment companies advised by the Investment Advisor or its affiliate, MLIM. Funds advised by the Investment Adviser or MLIM that use the Merrill Lynch Select Pricing  SM System are referred to herein as “Select Pricing Funds”.

        Each Portfolio offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Portfolio next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers or other financial intermediaries prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE in order to purchase Portfolio shares at that day’s offering price.

        Shares may be purchased directly from the Distributor or from other securities dealers, including Merrill Lynch, with whom the Distributor has entered into selected dealer agreements. The minimum initial purchase in each Portfolio is $1,000 and the minimum subsequent purchase in each Portfolio is $50, except that for retirement plans the minimum initial purchase in each Portfolio is $100 and the minimum subsequent purchase is $1, and for participants in certain fee-based programs the minimum initial purchase is $250 and the minimum subsequent purchase is $50. Merrill Lynch charges its customers a processing fee (currently $5.35) to confirm a sale of shares to such customers.

        The alternate sales arrangements of the Fund permit investors in the Portfolios to choose the method of purchasing shares that they believe is most beneficial given the amount of their purchase, the length of time the investor expects to hold his shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge, as discussed below, or to have the entire initial purchase price invested in one of the Portfolios with the investment thereafter being subject to ongoing account maintenance and distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing  SM System is set forth under “Merrill Lynch Select Pricing  SM System” on page [26] of the Prospectus.

        Each Class A, Class B, Class C and Class D share of a Portfolio represents identical interests in the Portfolio and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Portfolio and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by a Portfolio for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares of a Portfolio each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See “Distribution Plans” on page 37. Each class has different exchange privileges. See “Shareholder Services—Exchange Privilege” on page 49.

        Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSC and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

        The following tables set forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing  SM System.

High Income Portfolio and Core Bond Portfolio

Class	Sales Charge(1)	Account Maintenance Fee	Distribution Fee	Conversion Feature
A	Maximum 4.00% initial sales charge(2)(3)	No	No	No

B	CDSC for a period of four years, at a rate of 4.0% during the first year, decreasing 1.0% annually to 0.0%(4)	0.25%	0.50%	B Shares convert to D shares automatically after approximately ten years(5)

C	1.0% CDSC for one year decreasing to 0.0% after the first year(6)	0.25%	0.55%	No

D	Maximum 4.0% initial sales charge(3)	0.25%	No	No

(1)
Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges (“CDSCs”) are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2)	Offered only to eligible investors. See “Purchase of Shares—Initial Sales Charge Alternatives—Class A and Class D Shares—Eligible Class A Investors” on page 24.
(3)
Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but, instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.

(4)	The CDSC may be modified in connection with certain fee-based programs.
(5)
The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans were modified. Also, Class B shares of certain other MLIM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of a Portfolio of the Fund are exchanged for Class B shares of another Select Pricing Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6)	The CDSC may be waived in connection with certain fee-based programs.

Intermediate Term Portfolio

Class	Sales Charge(1)	Account Maintenance Fee	Distribution Fee	Conversion Feature
A	Maximum 1.00% initial sales charge(2)(3)	No	No	No

B	CDSC for one year, at a rate of 1.0% during the first year, decreasing to 0.0% after the first year(4)	0.25%	0.25%	B shares convert to D shares automatically after approximately ten years(5)

C	1.0% CDSC for one year decreasing to 0.0% after the first year(6)	0.25%	0.25%	No

D	Maximum 1.00% initial sales charge(3)	0.10%	No	No

(1)
Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges (“CDSCs”) are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2)	Offered only to eligible investors. See “Purchase of Shares—Initial Sales Charge Alternatives—Class A and Class D Shares—Eligible Class A Investors” on page 24.
(3)
Reduced for purchases of $100,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived, may be subject to a 0.20% CDSC if redeemed within one year. A 0.30% sales charge for 401(k) purchases over $1,000,000 will apply.

(4)	The CDSC may be modified in connection with certain fee-based programs.
(5)
The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans were modified. Also, Class B shares of certain other MLIM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of a Portfolio of the Fund are exchanged for Class B shares of another Select Pricing Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6)	The CDSC may be waived in connection with certain fee-based programs.

Initial Sales Charge Alternatives—Class A and Class D Shares

        Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

        Sales charges for purchases of Class A and Class D shares of the Portfolios, computed as indicated below, are reduced on larger purchases. The Distributor may reallow as a discount all or a part of such sales charge to securities dealers with whom it has agreements and will retain any portion of the sales charge not reallowed. If 90% or more of the sales charge is reallowed to a dealer, such dealer may be deemed to be an underwriter within the meaning of the Securities Act and subject to liability as such. The Distributor will retain the entire sales charge on orders placed directly with it. The sales charges applicable to the Portfolios, expressed as a percentage of the gross public offering price and the net amount invested, and expected dealer discounts, expressed as a percentage of the gross public offering price, are as follows:

	Class A and Class D shares of High Income Portfolio and Core Bond Portfolio
Amount of Purchase	Sales Load as a Percentage of Offering Price	Sales Load as a Percentage of Net Amount Invested*	Discount to Select Dealers as a Percentage of Offering Price
Less than $25,000	4.00%	4.17%	3.75%
$25,000 but less than $50,000	3.75	3.90	3.50
$50,000 but less than $100,000	3.25	3.36	3.00
$100,000 but less than $250,000	2.50	2.56	2.25
$250,000 but less than $1,000,000	1.50	1.52	1.25
$1,000,000 and more**	0.00	0.00	0.00

	Class A and Class B shares of Intermediate Term Portfolio
Amount of Purchase	Sales Load as a Percentage of Offering Price	Sales Load as a Percentage of Net Amount Invested*	Discount to Select Dealers as a Percentage of Offering Price
Less than $100,000	1.00%	1.01%	0.95%
$100,000 but less than $250,000	0.75	0.76	0.70
$250,000 but less than $500,000	0.50	0.50	0.45
$500,000 but less than $1,000,000	0.30	0.30	0.27
$1,000,000 or more**	0.00	0.00	0.00 *

*	Rounded to the nearest one-hundredth percent.
**
The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more, and on Class A purchases by certain retirement plan investors and participants in certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a CDSC of 1.0% for the High Income Portfolio and Core Bond Portfolio or 0.20% for the Intermediate Term Portfolio if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% (with respect to the High Income Portfolio and Core Bond Portfolio) or 0.30% (with respect to the Intermediate Term Portfolio) will be imposed on purchases of $1 million or more of Class A or Class D shares by certain 401(k) plans.

        The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

Class A and Class D Sales Charge Information

Class A Shares

For the fiscal year ended September 30,	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDCSs Received on Redemption of Load-Waived Shares
High Income Portfolio
1999	$144,887	$14,365	$130,522	$32,999
2000	$ 63,894	$ 7,140	$ 56,754	$ 556
2001	$ 64,685	$ 6,506	$ 58,179	$ 0
Core Bond Portfolio
1999	$ 24,458	$ 2,709	$ 21,749	$ 0
2000	$ 8,587	$ 855	$ 7,732	$ 515
2001	$ 12,623	$ 1,133	$ 11,490	$ 0
Intermediate Term Portfolio
1999	$ 3,404	$ 380	$ 3,024	$ 0
2000	$ 877	$ 42	$ 835	$ 4,151
2001	$ 1,251	$ 103	$ 1,148	$ 78

Class D Shares

For the fiscal year ended September 30,	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDCSs Received on Redemption of Load-Waived Shares
High Income Portfolio
1999	$ 99,255	$10,195	$ 89,060	$ 0
2000	$ 89,486	$ 9,550	$ 79,936	$ 1,231
2001	$408,887	$39,389	$369,499	$58,153
Core Bond Portfolio
1999	$131,083	$11,712	$119,371	$24,725
2000	$ 30,406	$ 3,118	$ 27,288	$ 8,094
2001	$134,588	$10,195	$123,673	$30,000
Intermediate Term Portfolio
1999	$ 9,138	$ 837	$ 8,301	$ 108
2000	$ 3,192	$ 202	$ 2,990	$ 1,552
2001	$ 6,903	$ 302	$ 6,601	$ 4,000

        Eligible Class A Investors.    Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends from outstanding Class A shares. Investors that currently own Class A shares of a Portfolio in a shareholder account, including participants in the Merrill Lynch Blueprint SM Program, are entitled to purchase additional Class A shares of that Portfolio in that account. Class A shares are available at net asset value to corporate insurance reserve fund programs and U.S. warranty branches of foreign banking institutions, provided that the program or branch has $3 million or more initially invested in MLIM/FAM-advised funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs, including TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee, certain Merrill Lynch investment programs that offer pricing alternatives for securities transactions and purchases made in connection with certain fee-based programs. In addition, Class A shares will be offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Board of MLIM/FAM-advised funds, including the Fund. Certain persons who acquired shares of certain MLIM/FAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A or Class D shares of a Portfolio if certain conditions set forth below are met (for closed-end funds that commenced operations prior to October 21, 1994). In addition, Class A shares of the Fund and certain other MLIM/FAM-advised funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLIM/FAM-advised funds.

        As to purchase orders received by securities dealers prior to the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the day the order is placed with the Distributor, including orders received after the close on the previous day, the applicable offering price will be based on the net asset value determined prior to the close of the NYSE on the day the order is placed with the Distributor, provided the order is received by the Distributor not later than 30 minutes after the close of business on the NYSE (generally 4:00 p.m., Eastern time), on that day. If the purchase orders are not received by the Distributor as of 30 minutes after the close of business on the NYSE such orders will be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor securities dealers are permitted to withhold placing orders to benefit themselves by a price change. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets, or otherwise.

        Reduced Initial Sales Charges.    Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales effort that will be needed to obtain such investments. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under “Eligible Class A Investors” on page 28. See “Shareholder Services—Fee Based Programs” on page 46.

        Provided applicable threshold requirements are met, either Class A and Class D shares are offered at net asset value to Employee Access SM Accounts available through authorized employers. Subject to certain conditions Class A and Class D shares are offered at net asset value to shareholders of Municipal Strategy Fund and High Income Fund and Class A shares are offered at net asset value to shareholders of Senior Floating Rate Fund who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

        Class D shares are offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant if certain conditions described below are met.

        Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint  SM Program.

Reduced Initial Sales Charges—Class A and Class D Shares

        A reduced sales charge is available for any purchase of Class A or Class D shares of the High Income Portfolio or Core Bond Portfolio in excess of $25,000 and Class A or Class D shares of the Intermediate Term Portfolio in excess of $100,000. The term “purchase,” as used in this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term “purchase” also includes purchases by employee benefit plans not qualified under Section 401 of the Code, including purchases by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise, of shares of the Fund. Purchases by such a company or non-qualified employee benefit plan will qualify for the quantity discounts discussed above only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund’s Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.

        The Distributor may reallow as a discount all or a part of the sales charge to securities dealers with whom it has agreements and will retain any portion of the sales charge not reallowed. If 90% or more of the sales charge is reallowed to a dealer, such dealer may be deemed to be an underwriter within the meaning of the Securities Act and subject to liability as such. The Distributor will retain the entire sales charge on orders placed directly with it.

        Right of Accumulation.    Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase Class A or Class D shares of any of the three Portfolios subject to initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then-current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of the Funds and of other MLIM/FAM-Advised Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

        Letter of Intent.    Reduced sales charges are applicable to purchases through any dealer aggregating $25,000 or more of Class A or Class D shares of the High Income Portfolio or the Core Bond Portfolio and $100,000 or more of Class A shares of the Intermediate Term Portfolio or other MLIM/FAM-Advised Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent in the form provided by the Distributor. The Letter of Intent is available only to investors whose accounts are maintained at the Fund’s Transfer Agent. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares, but its execution will result in the purchaser’s paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of any of the three Portfolios or other MLIM/FAM-Advised Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter. The reduced sales charge applicable to the amount covered by the Letter of Intent will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intent, the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on Class A or Class D shares of the Portfolio purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser). The first purchase under the Letter of Intent must be five percent of the dollar amount of such Letter. If, during the term of such Letter, a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares of the Portfolio then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase.

        The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from a MLIM-advised money market fund into any Portfolio that creates a sales charge will count toward completing a new or existing Letter of Intent in any Portfolio.

        TMA SM Managed Trusts.    Class A shares are offered to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

        Merrill Lynch Blueprint SM Program.    Class D shares of any of the three Portfolios are offered to participants in the Merrill Lynch Blueprint SM Program (“Blueprint”). Class B shares of all three Portfolios are offered to certain participants in Blueprint. In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, Group IRAs and participants in certain affinity groups such as benefit plans, credit unions and trade associations. Class B shares are offered through Blueprint only to certain affinity groups. The contingent deferred sales charge is waived for shareholders who are members of certain affinity groups at the time orders to purchase Class B shares are placed through Blueprint. However, services (including the exchange privilege) available to Class B shareholders through Blueprint may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100 with a $50 minimum for subsequent purchases through Blueprint. Minimum investment amounts are waived in connection with automatic investment plans for Blueprint participants.

        Investors placing orders to purchase Class A or Class D shares of the Portfolios through Blueprint will acquire such Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $5,000 at 3.5% for the High Income and Core Bond Portfolios and 0.80% for the Intermediate Term Portfolios. Purchases greater than $5,000 will be at the standard sales charge rate disclosed in the Prospectus). In addition, Class D shares of the Portfolios are being offered at net asset value plus a sales charge of 0.50% for participants in corporate or group IRA programs placing orders to purchase their shares through Blueprint. However, services (including the exchange privilege) available to Class A and Class D shareholders through Blueprint may differ from those available to other investors in Class A or Class D shares. Class A and Class D shares are offered at net asset value to participants in the Merrill Lynch Blueprint SM Program through the Merrill Lynch Directed IRA Rollover Program (“IRA Rollover Program”) available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans whose Trustee and/or Plan Sponsor offers the Merrill Lynch Directed IRA Rollover Program Service Agreement. Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100 with a $50 minimum for subsequent purchases through Blueprint. Minimum initial or subsequent purchase requirements are waived in connection with automatic investment plans for Blueprint participants. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

        Purchase Privileges of Certain Persons.    Directors of the Fund, directors and trustees of other MLIM/FAM-advised funds, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes the Investment Advisor, MLIM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), and their directors or employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund’s suitability standards.

        Class A shares of the Fund and other Select Pricing Funds are offered at net asset value to shareholders of Senior Floating Rate Fund (formerly known as the Merrill Lynch Prime Fund, Inc.) who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Senior Floating Rate Fund in shares of the Fund. In order to exercise this investment option, Senior Floating Rate Fund shareholders must sell their Senior Floating Rate Fund shares to the Senior Floating Rate Fund in connection with a tender offer conducted by the Senior Floating Rate Fund and reinvest the proceeds immediately in the Fund. This investment option is available only with respect to the proceeds of Senior Floating Rate Fund shares as to which no Early Withdrawal Charge (as defined in the Senior Floating Rate Fund prospectus) is applicable. Purchase orders from Senior Floating Rate Fund shareholders wishing to exercise this investment option will be accepted only on the day that the related Senior Floating Rate Fund tender offer terminates and will be effected at the net asset value of the Fund at such day.

        Employee Access SM Accounts.    Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access SM Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

        Closed-End Fund Investment Option.    Class A shares of the Fund and other MLIM-advised mutual funds (“Eligible Class A Shares”) are offered at net asset value to shareholders of certain closed-end funds advised by the Investment Adviser or MLIM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing SM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares of the Fund. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLIM-advised mutual funds (“Eligible Class D Shares”). In order to exercise this investment option, closed-end fund shareholders must (i) sell their closed-end fund shares through Merrill Lynch and reinvest the proceeds immediately in the Eligible Class A or Class D Shares of the Fund, (ii) either have acquired the shares in the closed-end fund’s initial public offering or through reinvestment of dividends earned on shares purchased in such offering, (iii) have maintained their closed-end fund shares continuously in a Merrill Lynch account, and (iv) purchase a minimum of $250 worth of Fund shares. Similarly, Class D shares of the Portfolio are offered at a net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. (“Municipal Strategy Fund”) and Merrill Lynch High Income Municipal Bond Fund, Inc. (“High Income Fund”) who wish to purchase shares of the Fund with the net proceeds from a sale of certain of their shares of common stock of Municipal Strategy Fund and High Income Fund pursuant to a tender offer by Municipal Strategy Fund or High Income Fund. This investment option is available only with respect to the proceeds of Municipal Strategy Fund shares as to which no CDSC (as defined in the Municipal Strategy Fund prospectus) is applicable, or with respect to the proceeds of High Income Fund shares as to which no Early Withdrawal Charge (as defined in the High Income Fund prospectus) is applicable.

        Class D shares of the Fund are offered at the net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Advisor and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: First, the investor must advise Merrill Lynch that he or she will purchase Class D shares of a Portfolio with proceeds from a redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months. Second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.

        Class D shares of the Portfolios are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Advisor and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated (“notice”), if the following conditions are satisfied: First, the investor must purchase Class D shares of the Portfolio with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis. Second, such purchase of Class D shares must be made within 90 days after such notice.

        Class D shares of the Portfolios are offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Advisor who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied. First, the investor must advise Merrill Lynch that it will purchase Class D shares with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant’s previous firm and imposed a sales charge either at the time of purchase or on a deferred basis. Second, the investor also must establish that such redemption had been made within 60 days prior to the investment in a Portfolio, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

        Acquisition of Certain Investment Companies.    Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

        Purchases Through Certain Financial Intermediaries.    Reduced sales charges may be applicable for purchases of Class A or Class D shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

Deferred Sales Charge Alternatives—Class B and Class C Shares

        Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

        The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares of the High Income Portfolio and Core Bond Portfolio are subject to a four-year CDSC and Class B shares of the Intermediate Term Portfolio are subject to a one year CDSC, while Class C shares are subject only to a one-year CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the same Portfolio and thereafter will be subject to lower continuing fees. Class C shares of the Intermediate Term Portfolio are available only through the Exchange Privilege. See “Conversion of Class B Shares to Class D Shares” on page 33. Both Class B and Class C shares of each Portfolio are subject to an account maintenance fee of 0.25% of net assets. Class B and Class C shares of the High Income Portfolio and Core Bond Portfolio are subject to distribution fees of 0.50% and 0.55%, respectively, of net assets. Both Class B and Class C shares of the Intermediate Term Portfolio are subject to distribution fees of 0.25% of net assets. See “Distribution Plans” on page 34. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

        Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor’s purchase payment. Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. See “Distribution Plans” on page 34.

        Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to Financial Consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares of a Portfolio will convert automatically into Class D shares of that Portfolio, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLIM/FAM-advised funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLIM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

        Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” on page 37. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under “Shareholder Services—Exchange Privilege” on page 48 will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

        Contingent Deferred Sales Charges—Class B Shares.    Class B shares that are redeemed within four years of purchase for the High Income Portfolio and Core Bond Portfolio, or within one year of purchase for the Intermediate Term Portfolio, may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends.

        The following table sets forth the rates of the CDSC on Class B shares:

High Income Portfolio and Core Bond Portfolio:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge*
0-1	4.0%
1-2	3.0%
2-3	2.0%
3-4	1.0%
4 and thereafter	0.0%

        For the fiscal year ended September 30, 1999, the Distributor received $9,950,119 in CDSCs with respect to redemptions of Class B shares, amounting to $8,576,134 and $1,373,985 in the High Income Portfolio and the Core Bond Portfolio, respectively, all of which were paid to Merrill Lynch. For the fiscal year ended September 30, 2000, the Distributor received $6,425,638 in CDSCs with respect to redemptions of Class B shares, amounting to $5,187,490, and $1,238,148 and in the High Income Portfolio and Core Bond Portfolio, respectively, all of which were paid to Merrill Lynch. For the fiscal year ended September 30, 2001, the Distributor received $1,982,450 in CDSC’s with respect to redemptions of Class B shares amounting to $1,423,913 and $558,537 in the High Income Portfolio and the Core Bond Portfolio, respectively, all of which were paid to Merrill Lynch. Additional CDSC’s payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.

Intermediate Term Portfolio:

Year Since Purchase Payment Made	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
0-1	1.0%
Thereafter	0.0%

        For the fiscal year ended September 30, 1999, the Distributor received $130,178 in CDSCs with respect to redemptions of Class B shares with respect to the Intermediate Term Portfolio. For the fiscal year ended September 30, 2000, the Distributor received CDSCs of $91,717 for the Intermediate Term Portfolio with respect to redemptions of Class B shares all of which were paid to Merrill Lynch. For the fiscal year ended September 30, 2001, the Distributor received $43,999 in CDSCs with respect to redemptions of Class B shares in the Intermediate Term Portfolio all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.

        In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible applicable rate being charged. Therefore, with respect to the High Income Portfolio and Core Bond Portfolio, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. It will be assumed, with respect to the Intermediate Term Portfolio, that the redemption is of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The CDSC will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

        To provide an example, assume an investor purchased 100 Class B shares of the High Income Portfolio at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged a CDSC at a rate of 2.0% (the applicable rate in the third year after purchase) for shares purchased on or after October 21, 1994.

        The Class B CDSC is waived on redemptions of shares made in connection with certain post-retirement withdrawals from an Individual Retirement Account (“IRA”) or other retirement plan or following the death or disability (as defined in the Code) of a shareholder. The Class B CDSC also is waived on redemptions of shares in connection with certain group plans through the Merrill Lynch Blueprint SM Program. See “Shareholder Services—Merrill Lynch Blueprint SM Program.” The contingent deferred sales charge is waived on redemption of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC may also be waived for any Class B shares which are purchased by an eligible 401(k) or eligible 401(a) plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied Individual Retirement Account and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access SM Account available through employers providing eligible 401(k) plans. The Class B CDSC may also be waived for any Class B shares that are purchased within qualifying Employee Access  SM Accounts. Additional information concerning the waiver of the Class B CDSC described below. The terms of the CDSC may be modified for redemptions made in connection with certain fee-based programs. See “Shareholder Services—Fee Based Programs.”

        Redemptions for which the waiver applies in the case of such withdrawals are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1 /2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability.

        Contingent Deferred Sales Charges—Class C Shares.    Class C shares which are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. The Class C CDSC may be waived in connection with certain fee-based programs. See “Shareholder Services—Fee-Based Programs” on page 46. The following table sets forth the rates of the contingent deferred sales charge on Class C shares of the High Income Portfolio, Core Bond Portfolio and Intermediate Term Portfolio:

Year Since Purchase Payment Made	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
0-1	1.0%
Thereafter	0.0%

        For the fiscal year ended September 30, 1999, the Distributor received CDSCs of $83,009 for the High Income Portfolio, $61,415 for the Core Bond Portfolio, and $3,536 for the Intermediate Term Portfolio with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch. For the fiscal year ended September 30, 2000, the Distributor received CDSCs of $14,085 for the High Income Portfolio, $27,697 for the Core Bond Portfolio and $748 for the Intermediate Term Portfolio with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch. For the fiscal year ended September 30, 2001, the Distributor received CDSCs of $39,649 for the High Income Portfolio, $16,681 for the Core Bond Portfolio and $1,384 for the Intermediate Term Portfolio with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

        In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

        Conversion of Class B Shares to Class D Shares.    After approximately ten years (the “Conversion Period”), Class B shares will be converted automatically into Class D shares of the relevant Portfolio. Class D shares are subject to an ongoing account maintenance fee of 0.25% of average daily net assets for the High Income Portfolio and Core Bond Portfolio and 0.10% of net assets for the Intermediate Term Portfolio, but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for federal income tax purposes.

        In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of a Portfolio in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of that Portfolio held in the account on the Conversion Date will be converted to Class D shares of the same Portfolio.

        Class B shareholders holding share certificates must deliver such certificates to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. Shares evidenced by certificates that are not received by the Transfer Agent at least one week prior to the Conversion Date will be converted into Class D shares on the next scheduled Conversion Date after such certificates are delivered.

        In general, Class B shares of MLIM-advised equity mutual funds will convert approximately eight years after initial purchase, and Class B shares of MLIM-advised taxable and tax-exempt fixed-income mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

        The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares (“Class B Retirement Plans”). When the first share of any MLIM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLIM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLIM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

        In the event that all Class B shares of a Portfolio held in a single account are converted to Class D shares on a Conversion Date, shares representing reinvestment of declared but unpaid dividends on those Class B shares also will be converted to Class D shares; otherwise, only Class B shares purchased through reinvestment of dividends paid will convert to Class D shares on the Conversion Date.

        The Conversion Period may also be modified for retirement plan investors who participate in certain fee-based programs. See “Shareholder Services—Fee-Based Programs” on page 46.

Distribution Plans

        The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

        The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class of a Portfolio, accrued daily and paid monthly, at the annual rate of 0.25% of average daily net assets of the relevant class and Portfolio for Class B, Class C and Class D shares of the High Income Portfolio and Core Bond Portfolio, and for Class B and Class C shares of the Intermediate Term Portfolio, and 0.10% of average daily net assets attributable to the relevant class and Portfolio for Class D shares of the Intermediate Term Portfolio in order to compensate the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) in connection with account maintenance activities.

        Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders of the relevant Portfolio. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of directors who are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders of the relevant Portfolio. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of any Portfolio. A Distribution Plan cannot be amended to increase materially the amount to be spent by any Portfolio without the approval of the related class of shareholders of that Portfolio, and all material amendments are required to be approved by the vote of directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

        The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.50% and 0.55%, respectively, of average daily net assets attributable to the relevant class and Portfolio for Class B and Class C shares of the High Income Portfolio and Core Bond Portfolio, and 0.25% of average daily net assets attributable to the relevant class and Portfolio for Class B and Class C shares of the Intermediate Term Portfolio, in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial advisors or other financial intermediaries for selling Class B and Class C shares of the Portfolio. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through selected securities dealers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial advisors, selected securities dealers or other financial intermediaries in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the CDSC and ongoing distribution fees provide for the financing of the distribution of the Fund’s Class B and Class C shares.

        Prior to July 6, 1993, the Fund paid the Distributor an ongoing distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% (in the case of the High Income Portfolio and Core Bond Portfolio) and 0.50% (in the case of the Intermediate Term Portfolio) of the average daily net assets for the Class B shares of the respective Portfolios (the “Prior Plan”) to compensate the Distributor and Merrill Lynch for providing account maintenance and distribution-related activities and services to Class B shareholders. The fee rate payable and the services provided under the Prior Plan are identical to the aggregate fee rate payable and the services provided under the Distribution Plan, the difference being that the account maintenance and distribution services have been unbundled.

        For the fiscal year ended September 30, 2001, the High Income Portfolio, Core Bond Portfolio and Intermediate Term Portfolio paid the Distributor $12,902,416, $3,593,967 and $622,961, respectively, pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $1.7 billion, $480.6 million and $124.9 million, respectively), all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended September 30, 2001, the High Income Portfolio, the Core Bond Portfolio and the Intermediate Term Portfolio, paid the Distributor $1,594,639, $518,440 and $18,662, respectively, pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $199.9 million, $65.0 million and $3.7 million, respectively) all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended September 30, 2001, the High Income Portfolio, the Core Bond Portfolio and the Intermediate Term Portfolio, paid the Distributor $664,566, $420,769 and $128,938, respectively, pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $266.6 million, $168.8 million and $129.3 million, respectively), all of which were paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

        The payments under the Distribution Plans, as was the case with the Prior Plan, are based on a percentage of average daily net assets attributable to the relevant shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a “fully allocated accrual” basis and quarterly on a “direct expense and revenue/cash” basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultation compensation.

        As of September 30, 2001, direct cash revenues received with respect to the Class B shares of the High Income Portfolio for the period since October 21, 1988 (commencement of operations) exceeded direct cash expenses by $156,131,039 (representing 11.23% of High Income Portfolio’s Class B net assets at that date). As of September 30, 2001, direct cash revenues received with respect to the Class B shares of the Core Bond Portfolio for the period since October 21, 1988 (commencement of operations) exceeded direct cash expenses by $33,779,566 (representing 6.60% of Core Bond Portfolio’s Class B net assets at that date). As of September 30, 2001, direct cash revenues received with respect to the Class B shares of the Intermediate Term Portfolio for the period since November 13, 1992 (commencement of operations) exceeded direct cash expenses by $5,289,277 (representing 4.09% of Intermediate Term Portfolio’s Class B net assets at that date).

        As of September 30, 2001, direct cash revenues received with respect to the Class C shares of the High Income Portfolio for the period since October 21, 1994 (commencement of operations) exceeded direct cash expenses by $13,166,387 (representing 7.45% of High Income Portfolio’s Class C net assets at that date). As of September 30, 2001, direct cash revenues received with respect to the Class C shares of the Core Bond Portfolio for the period since October 21, 1994 (commencement of operations) exceeded direct cash expenses by $2,217,920 (representing 2.89% of Core Bond Portfolio’s Class C net assets at that date). As of September 30, 2001, direct cash revenues received with respect to the Class C shares of the Intermediate Term Portfolio for the period since October 21, 1994 (commencement of operations) exceeded direct cash expenses by $140,622 (representing 3.06% of Intermediate Term Portfolio’s Class C net assets at that date).

        The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with the Class B, Class C and Class D shares, and there is no assurance that the Board of Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under “Deferred Sales Charge Alternatives—Class B and Class C Shares—Conversion of Class B Shares to Class D Shares” on page 33.

        The Fund has entered into separate distribution agreements (the “Distribution Agreements”) with the Distributor in connection with the continuous offering of each class of shares of the three Portfolios. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements

        Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLIM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

Limitations on the Payment of Deferred Sales Charges

        The maximum sales charge rule in the NASD Conduct Rules of the National Association of Securities Dealers, Inc. (“NASD”) imposes a limitation on certain asset-based sales charges, such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fees. The maximum sales charge rule is applied separately by each class of a Portfolio. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by a Portfolio to the sum of (1) 6.25% of eligible gross sales of Class B shares and Class C shares of that Portfolio, computed separately (defined to exclude shares issued pursuant to dividend reinvestment and exchanges) and (2) interest on the unpaid balance for the respective class and portfolio computed separately at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) in connection with Class B shares in each Portfolio is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charge at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fees. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

        The following tables set forth comparative information as of September 30, 2001 with respect to the Class B and Class C shares of each Portfolio indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor’s voluntary maximum for the period October 21, 1988 (commencement of Class B operations) to September 30, 2001 for the High Income Portfolio and Core Bond Portfolio, for the period November 13, 1992 (commencement of Class B operations) to September 30, 2001 for the Intermediate Term Portfolio, and for the period October 21, 1994 (commencement of operations) to September 30, 2001 for Class C shares of each Portfolio.

	Data Calculated as of September 30, 2001
	High Income Portfolio
	(in thousands)
	Eligible Gross Sales	Allowable Aggregate Sales Charges	Allowable Interest on Unpaid Balance(2)	Maximum Amount Payable	Amounts Previously Paid to Distributor(3)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(4)
Class B
Under NASD Rule as Adopted	$6,510,768	$403,506	$215,548	$619,054	$197,948	$421,106	$6,950
Under Distributor’s Voluntary Waiver	$6,510,768	$403,506	$ 35,970	$439,476	$197,948	$241,528	$6,950
Class C
Under NASD Rule as Adopted	$ 940,291	$ 58,441	$ 27,071	$ 85,512	$ 14,313	$ 71,199	$ 972

	Core Bond Portfolio
	(in thousands)
	Eligible Gross Sales	Allowable Aggregate Sales Charges	Allowable Interest on Unpaid Balance(2)	Maximum Amount Payable	Amounts Previously Paid to Distributor(3)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(4)
Class B
Under NASD Rule as Adopted	$1,403,031	$ 87,114	$ 44,043	$131,157	$ 42,195	$ 88,962	$2,560
Under Distributor’s Voluntary Waiver	$1,403,031	$ 87,114	$ 7,590	$ 94,704	$ 42,195	$ 52,509	$2,560
Class C
Under NASD Rule as Adopted	$ 174,834	$ 10,889	$ 3,981	$ 14,870	$ 2,438	$ 12,432	$ 422

	Intermediate Term Portfolio
	(in thousands)
	Eligible Gross Sales	Allowable Aggregate Sales Charges	Allowable Interest on Unpaid Balance(2)	Maximum Amount Payable	Amounts Previously Paid to Distributor(6)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(4)
Class B
Under NASD Rule as Adopted	$ 308,578	$ 19,138	$ 9,159	$ 28,297	$ 5,127	$ 23,170	$ 323
Under Distributor’s Voluntary Waiver	$ 308,578	$ 19,138	$ 1,691	$ 20,829	$ 5,127	$ 15,702	$ 323
Class C
Under NASD Rule as Adopted	$ 5,574	$ 340	$ 193	$ 533	$ 95	$ 438	$ 11

(1)	Purchase price of all eligible Class B shares sold since October 21, 1988 (commencement of Class B operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(2)	Interest is computed on a monthly average Prime Rate basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(3)
Consists of CDSC payments, distribution fee payment and accruals. Of these distribution fee payments made on Class B shares prior to July 3, 1993 under the Prior Plan at the 0.75% rate, 0.50% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See “Key Facts—Fees and Expenses” in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder’s participation in the Merrill Lynch Mutual Funds Advisor (“MFA”) program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA program.

(4)
Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

(5)	Purchase price of all eligible Class B shares sold since November 13, 1992 (commencement of Class B operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(6)
Consists of CDSC payments, distribution fee payments and accruals. Of these distribution fee payments made prior to July 6, 1993 on Class B shares under the Prior Plan at the 0.50% rate, 0.25% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule.

REDEMPTION OF SHARES

        Reference is made to “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

        The Fund is required to redeem for cash all shares of each Portfolio upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption in the case of Class A or Class D shares of the Portfolios, and is the net asset value per share next determined after the initial receipt of proper notice of redemption, less the applicable CDSC, if any, in the case of Class B or Class C shares of the Portfolios. Except for any contingent deferred sales load which may be applicable to Class B or Class C shares of the Portfolios, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their total holdings also will receive upon redemption all dividends declared through the date of redemption. If a shareholder redeems all of the shares in his account, he will receive, in addition to the net asset value of the shares redeemed, a separate check representing all dividends declared but unpaid. If a shareholder redeems a portion of the shares in his account, the dividends declared but unpaid on the shares redeemed will be distributed on the next dividend payment date.

        The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by each Portfolio at such time.

        The Fund has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

        A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as their name(s) appears on the Transfer Agent’s register. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the address of record on the Transfer Agent’s register; and (iii) the address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contrabroker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days after receipt of a proper notice of redemption.

        At various times the Fund may be requested to redeem shares of a Portfolio for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time, not exceeding ten days, as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such shares will usually not exceed 10 days.

        The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which trading on the New York Stock Exchange (the “NYSE”) is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of any Portfolio is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of each Portfolio.

        A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

        Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

Repurchase

        The Fund will also repurchase shares of each Portfolio through a selected securities dealer or other financial intermediary. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the selected securities dealer or other financial intermediary, provided that the request for repurchase is received by the selected securities dealer or other financial intermediary prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the day received and is received by the Fund from the selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day’s closing price. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities dealers that do not have selected dealer agreements with the Distributor may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch, selected securities dealers or other financial intermediaries may charge customers a processing fee (Merrill Lynch currently charges $5.35) to confirm a repurchase of shares. Redemptions made directly through the Fund’s Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase. The exercise of this right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure.

        For shareholders redeeming through their listed securities dealer, payment for full and fractional shares will be made by the securities dealer within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

Reinstatement Privilege—Class A and Class D Shares

        Shareholders who have redeemed Class A or Class D shares of any Portfolio, including redemption through repurchase by the Fund, have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of such Portfolio at the net asset value of such shares without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised as follows. A notice to exercise this privilege along with a check for the amount to be reinstated must be received by the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. A redemption resulting in a gain is a taxable event whether or not the reinstatement privilege is exercised. A redemption resulting in a loss will not be a taxable event to the extent the reinstatement privilege is exercised, and an adjustment will be made to the shareholder’s tax basis in shares acquired pursuant to the reinstatement to reflect the disallowed loss.

        If a shareholder disposes of shares within 90 days of their acquisition and subsequently reacquires shares of the Fund pursuant to the reinstatement privilege, then the shareholder’s tax basis in those shares disposed of will be reduced to the extent the load charge paid to the Fund upon the shareholder’s initial purchase reduces any load charge such shareholder would have been required to pay on the subsequent acquisition in absence of the reinstatement privilege. Instead, such load charge will be treated as an amount paid for the subsequently acquired shares and will be included in the shareholder’s tax basis for such shares.

PRICING OF SHARES

Determination of Net Asset Value

        Reference is made to “Your Account—How Shares are Priced” in the Prospectus.

        The net asset value of the shares of all classes of each Portfolio is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for business on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a Portfolio is computed by dividing the sum of the value of the securities held by such Portfolio plus any cash or other assets minus all liabilities by the total number of shares of such Portfolio outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fee payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The Fund employs Merrill Lynch Securities Pricing Service (“MLSPS”), an affiliate of the Investment Adviser, to provide certain securities prices for the Fund. For the fiscal year ended September 30, 2001, the Fund paid MLSPS $25,255 for securities price quotations to compute the net asset value of the Portfolios.

        The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B, Class C and Class D shares of that Portfolio, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares. Moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends which will differ by approximately the amount of the expense accrual differentials between the classes.

        Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market are valued at the most recent bid prices (in the case of the Core Bond Portfolio and Intermediate Term Portfolio) or at the mean of the most recent bid and ask prices (in the case of the High Income Portfolio) as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the OTC market. Options on debt securities, which are traded on exchanges, are valued at the last asked price for options written and the last bid price for options purchased. Interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations. These procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors.

Computation of Offering Price Per Share

        The offering price for Class A, Class B, Class C and Class D shares of the High Income Portfolio, Core Bond and Intermediate Term Portfolios, based on the value of each Portfolio’s net assets and number of shares outstanding as of September 30, 2001, is calculated as set forth below.

High Income Portfolio:

	Class A	Class B	Class C	Class D
Net Assets	$438,383,229	$1,387,523,033	$177,235,945	$268,633,142

Number of Shares Outstanding	92,586,147	292,977,650	37,398,168	56,699,871

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 4.73	$ 4.74	$ 4.74	$ 4.74
Sales Charge* (for Class A and Class D shares: 4.00% of offering price (4.17% of net asset value per share))	.20	**	**	.20

Offering Price	$ 4.93	$ 4.74	$ 4.74	$ 4.94

*	Rounded to the nearest one-hundredth percent, assumes maximum sales charge is applicable.
**
Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares” herein.

Core Bond Portfolio:

	Class A	Class B	Class C	Class D
Net Assets	$519,815,581	$511,165,747	$76,962,911	$201,269,134

Number of Shares Outstanding	46,381,399	45,608,926	6,864,636	17,946,678

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 11.21	$ 11.21	$ 11.21	$ 11.21
Sales Charge* (for Class A and Class D shares: 4.00% of offering price (4.17% of net asset value per share))	.47	**	**	.47

Offering Price	$ 11.68	$ 11.21	$ 11.21	$ 11.68

*	Rounded to the nearest one-hundredth percent, assumes maximum sales charge is applicable.
**
Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares” herein.

Intermediate Term Portfolio:

	Class A	Class B	Class C	Class D
Net Assets	$176,588,729	$129,161,800	$4,599,581	$130,116,525

Number of Shares Outstanding	$ 15,399,133	$ 11,262,457	$ 401,050	$ 11,346,265

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 11.47	$ 11.47	$ 11.47	$ 11.47
Sales Charge* (for Class A and Class D shares: 1.00% of offering price (1.01% of net asset value per share))	$ .12	$ **	$ **	$ .12

Offering Price	$ 11.59	$ 11.47	$ 11.47	$ 11.59

*	Rounded to the nearest one-hundredth percent, assumes maximum sales charge is applicable.
**
Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares” herein.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the portfolio decisions of each Portfolio and the placing of its portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Portfolio will not necessarily be paying the lowest commission or spread available. No Portfolio has any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

        Under the Investment Company Act, persons affiliated with the Portfolios are prohibited from dealing with the Portfolios as a principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. Since over-the-counter (“OTC”) transactions are usually principal transactions, affiliated persons of the Portfolios, including Merrill Lynch, may not serve as dealer in connection with transactions with the Portfolios. Affiliated persons of the Fund may serve as broker for the Portfolios in over-the-counter transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Board of Directors have considered all factors deemed relevant, and have made a determination not to seek such recapture at this time. The Board of Directors will reconsider this matter from time to time.

        The Portfolios may not purchase securities, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors of the Fund which either comply with rules adopted by the Commission or with interpretations of the Commission Staff. Rule 10f-3 under the Investment Company Act sets forth conditions under which the Portfolios may purchase corporate bonds or other securities from an underwriting syndicate of which Merrill Lynch is a member. The rule sets forth requirements relating to, among other things, the terms of an issue of corporate bonds or other securities purchased by the Portfolios, the amount of corporate bonds or other securities which may be purchased in any one issue and the assets of the Portfolios which may be invested in a particular issue.

        The securities in which each Portfolio invests are traded primarily in the over-the-counter market. Where possible, each Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of each Portfolio will consist primarily of dealer or underwriter spreads.

        While the Investment Adviser seeks to obtain the best price and execution in effecting transactions in the portfolio securities of each Portfolio, brokers who provide supplemental investment research services to the Investment Adviser may receive orders for transactions by a Portfolio. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Investment Adviser, a Portfolio will be benefited by such supplemental research services, the Investment Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its Investment Advisory Agreement. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Investment Adviser may use such supplemental research in providing investment advice to its other investment advisory accounts.

        The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. The Fund’s ability and decision to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertability and repatriation of assets.

        For the fiscal year ended September 30, 1999, the Fund paid total brokerage commissions of $26,766, of which $26,250 (98.1%) was paid to Merrill Lynch. For the fiscal year ended September 30, 2000, the Fund paid total brokerage commissions of $52,079, of which $17,909 (34.4%) was paid to Merrill Lynch. For the fiscal year ended September 30, 2001, the Fund did not pay any brokerage commissions to Merrill Lynch.

Portfolio Turnover

        The rate of portfolio turnover is not a limiting factor when Fund management deems it appropriate to purchase or sell securities held by the Portfolios. The Fund expects that the annual turnover rate for each of the Portfolios should not generally exceed 100%; however, during periods when interest rates fluctuate significantly, as they have during the past few years, the portfolio turnover rates for each of the Portfolios may be substantially higher. In any particular year, however, market conditions could result in portfolio activity of a Portfolio at a greater or lesser rate than anticipated. High portfolio turnover involves correspondingly greater transaction costs in the form of commissions and dealer spreads, which are borne directly by the Fund. The calculation of the rate of portfolio turnover does not include the purchase or sale of money market securities. High portfolio turnover can be expected to result in the recognition of capital gains and losses. To the extent the Fund distributes short-term capital gains, such distributions will be taxable as dividends. The Fund’s ability to enter into certain short-term transactions will be limited by the requirement that gains on certain securities held by the Fund for less than three months may not exceed 30% of its annual gross income for federal income tax purposes.

        The Fund intends to continue to comply with the various requirements of the Internal Revenue Code so as to qualify as a “regulated investment company” thereunder. See “Dividends, Distributions and Taxes” on page 49. Among such requirements is a limitation to less than 30% on the amount of its gross income which the Fund may derive from gain on the sale or other disposition of securities held for less than three months. Accordingly, the Fund’s ability to effect certain portfolio transactions may be limited.

SHAREHOLDER SERVICES

        The Fund offers a number of shareholder services described below which are designed to facilitate investment in the shares of the Portfolios. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors and certain of these services are not available to investors who place purchase orders for the Fund’s shares through the Merrill Lynch Blueprint  SM Program.

Investment Account

        Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of income dividends. These statements will also show any other activity in the account since the previous statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestments of income dividends. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Transfer Agent. Upon the transfer of shares out of a Merrill Lynch brokerage account or an account maintained with a securities dealer or other financial intermediary, an Investment Account in the transferring shareholder’s name will be opened automatically, at the Transfer Agent.

        Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

        Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder’s name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account with Merrill Lynch for those shares.

Automatic Investment Plans

        A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder’s securities dealer or by mail directly to the Fund’s Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund’s Automatic Investment Plan. Under the Automatic Investment Plan, the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the fund through Blueprint, no minimum charge to the investors’ bank accounts is required. An investor whose shares of the Fund are held within a CMA® or CBA® Accounts may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA® or CBA® Automatic Investment Program.

Fee-Based Programs

        Certain fee-based programs offered by Merrill Lynch and other financial intermediaries, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another financial intermediary to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

Automatic Reinvestment of Dividends and Capital Gains Distributions

        Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Portfolio in which the shareholder is invested. Such reinvestment will be at the net asset value of shares of Portfolios, without a sales charge, determined as of the close of business on the NYSE on the ex-dividend date of such dividend. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

        Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder’s account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone only if the shareholder account is maintained at the Transfer Agent (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of a Portfolio or vice versa, and commencing ten days after receipt by the Transfer Agent of such notice, those instructions will be effected, except that any dividend or distribution of less than $10 payable to an account maintained directly with the Fund’s Transfer Agent will not be paid in cash but will be reinvested in shares of the Fund. If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-800-MER-FUND). For other accounts, the shareholder should contact his or her Merrill Lynch Financial Consultant, selected securities dealer or other financial intermediary. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. Cash payments can also be directly deposited to the shareholder’s bank account. No CDSC will be imposed on redemptions of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

Systematic Withdrawal Plan

        A shareholder of any of the Portfolios may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit to such shareholder’s bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Portfolios having a value, based on cost or upon the current net asset value, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

        At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined once daily by FAM immediately after the declaration of dividends as of the close of business on the NYSE (generally 4:00 p.m. Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on that day, the shares will be redeemed at the net asset value determined as of the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit for withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in shares of the applicable Portfolio. A shareholder’s systematic withdrawal plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

        Withdrawal payments should not be considered as dividends, yields or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be correspondingly reduced. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account from which the shareholder has elected to make systematic withdrawals.

        Alternatively, a shareholder whose shares are held within a CMA® or CBA® may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA®/CBA® Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder’s account five business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® or CBA® Systematic Redemption Program is not available if shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA® or CBA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Advisor.

        With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Clients affected by a conversion from Class B shares to Class D shares, must re-elect the systematic withdrawal plan. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed.

Retirement and Education Savings Plans

        Self-directed individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch may charge an initial establishment fee and an annual custodial fee for each account. There may be fees associated with investing through these plans. Information with respect to these plans is available upon request from Merrill Lynch.

        Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and in the case of Roth IRA plans and education savings plans may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

        Any retirement plan which does not meet the qualifications to purchase Class A or Class D shares at net asset value may purchase Class B shares with a waiver of the CDSC upon redemption if the following qualifications are met. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares and is also waived for Class B redemptions from a 401(a) plan qualified under the Code, provided that each such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares (“Eligible 401(a) Plan”). Other tax qualified retirement plans within the meaning of Section 401(a) and 403(b) of the Code which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch may also purchase Class B shares with a waiver of the CDSC. The CDSC is also waived for any Class B shares which are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC is also waived for shares purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLIM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above-referenced retirement plans.

Exchange Privilege

        U.S. shareholders of each class of shares of a Portfolio of the Fund have an exchange privilege with other Portfolios of the Fund and with certain other MLIM/FAM-advised funds listed below. There is an exchange privilege available with Summit, which is a Merrill Lynch sponsored money market fund specifically designated as available for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

        Under the Merrill Lynch Select Pricing  SM System, Class A shareholders may exchange Class A shares of a Portfolio for Class A shares of another Portfolio or a second MLIM/FAM-advised fund if the shareholder holds any Class A shares of the other Portfolio or second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of the other Portfolio or a second MLIM/FAM-advised fund, and the shareholder does not hold Class A shares of the other Portfolio or second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the other Portfolio or second fund, the shareholder will receive Class D shares of the other Portfolio or the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of another Portfolio or a second MLIM/FAM-advised fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the other Portfolio or second fund. Class B, Class C and Class D of a Portfolio shares will be exchangeable with shares of the same class of other MLIM/FAM-advised funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Portfolio is “tacked” to the holding period of the newly acquired shares of the other Portfolio or other Fund as more fully described below. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

        Exchanges of Class A or Class D shares outstanding (“outstanding Class A or Class D shares”) for Class A or Class D shares of another MLIM/FAM-advised fund (“new Class A or Class D shares”) are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. In addition, each of the funds with Class B and Class C shares outstanding (“outstanding Class B or Class C shares”) offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, (“new Class B or Class C shares”) of another MLIM/FAM-advised fund on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the fund exercising the exchange privilege will continue to be subject to the fund’s CDSC schedule if such schedule is higher than the CDSC relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the fund acquired through use of the exchange privilege will be subject to the higher of the fund’s CDSC schedule or the CDSC relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales load that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is “tacked” to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the High Income Portfolio of the Fund (“High Income Portfolio”) for those of Merrill Lynch Special Value Fund, Inc. (“Special Value Fund”) after having held the High Income Portfolio’s Class B shares for two and a half years. The 2% sales load that generally would apply to a redemption would not apply to the exchange. Two years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by “tacking” the two and a half year holding period of High Income Portfolio Class B shares to the two year holding period for the special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than four years.

        Class A and Class D shares are exchangeable for Class A shares of Select Pricing Funds and Summit, and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please contact your Merrill Lynch Financial Advisor for further information.

        To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Advisor who will advise the Fund of the exchange. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the Exchange Privilege by wire through their securities dealers or other financial intermediaries. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission.

        Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the account holder is deceased, the request is by an individual other than the account holder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

        The Exchange Privilege may be modified or terminated at any time on 60 days’ notice. The Fund reserves the right to limit the number of times an investor may exercise the Exchange Privilege. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

DIVIDENDS AND TAXES

Dividends

        The Fund intends to distribute substantially all of the net investment income of each Portfolio, monthly, if any. The net investment income of each Portfolio is declared as dividends daily immediately prior to the determination of the net asset value of each Portfolio on that day and is reinvested monthly in additional full and fractional shares of each Portfolio at net asset value unless the shareholder elects to receive such dividends in cash. The net investment income of each Portfolio for dividend purposes consists of interest and dividends earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of each Portfolio, including the advisory fee and any account maintenance and/or distribution fees (if applicable), are accrued daily. Shares will accrue dividends as long as they are issued and outstanding. From time to time, the Fund may declare a special dividend at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

        See “Shareholder Services—Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. A shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See “Pricing of Shares—Determination of Net Asset Value.”

Taxes

        The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the “shareholders”). The Fund intends to distribute substantially all of such income. If in any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income will be taxed to the Portfolio at corporate rates. Under the Code, each Portfolio of the Fund is treated as a separate corporation for federal income tax purposes and, thus, each Portfolio will be required to satisfy the qualification requirements under the Code for regulated investment company treatment.

        The Code requires a RIC to pay a non-deductible 4% excise tax to the extent the RIC does not distribute during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

        The Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by the Fund from a Portfolio’s investment income and net realized short term capital gains are taxable to shareholders as ordinary income. Dividends will be taxable to shareholders as ordinary income or capital gains, whether received in cash or reinvested in additional shares of the Fund. The Transfer Agent will send each shareholder a monthly dividend statement which will include the amount of dividends paid and identify whether such dividends represent ordinary income or capital gains. Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (“capital gain dividends”) are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Although the Fund may invest in certain municipal securities, it is not anticipated that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment to shareholders.

        Upon sales or exchange or shares of a Portfolio, a shareholder will realize short- or long-term capital gain or loss, depending upon the shareholder’s holding period in the Portfolio shares. However, if a shareholder’s holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of capital gains dividends received with respect to such shares. Currently, the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, and (ii) 20% for capital assets held for more than one year. Shareholders should consult their tax advisers regarding the availability and effect of a certain tax election to mark-to-market shares of a Portfolio held on January 1, 2001. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. The new tax rates for capital gains described above apply to distributions of capital gain dividends by regulated investment companies (“RICs”) such as the Fund as well as to sales and exchanges of shares in RICs such as the Fund.

        A Portfolio may recognize interest attributable to it from holding zero coupon securities. Current federal law requires that, for most zero coupon securities, the Portfolio must accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year. In addition, the Fund may invest in pay-in-kind securities on which payments of interest consist of securities rather than cash. As an investment company, each Portfolio must pay out substantially all of its net investment income each year. Accordingly, a Portfolio may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by sales of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales.

        Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

        Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

        Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Dividends to shareholders who are nonresident aliens, trusts, estates, partnerships or corporations may be subject to a 30% United States withholding tax unless a reduced rate of withholding is provided under an applicable treaty. Shareholders who are nonresident aliens or foreign entities are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

        No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder’s basis in the Class D shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

        If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such load charge will be treated as an amount paid for the new shares.

        Under another provision of the Code, any dividend declared by the Fund to shareholders of record in October, November, or December of any year and made payable to shareholders of record in such a month will be deemed to have been received on December 31 of such year if actually paid during the following January.

        Ordinary income and capital gains dividends may also be subject to state and local taxes.

        A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund’s investment company income, with certain adjustments, for such calendar year, plus 98% of the Fund’s capital gain net income for the one-year period ending on October 31, of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements.

        Only dividends paid by the Fund which are attributable to dividends received by the Fund will qualify for the 70% dividends-received deduction for corporations. In addition, corporate shareholders must have held their shares in the Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund. Because most of the income of each Portfolio will be interest income, rather than dividends on common or preferred stock, it is unlikely that any substantial proportion of its distributions will be eligible for the dividends-received deduction available for corporations under the Code.

        At September 30, 2001, the Fund had a capital loss carryforward of approximately $85,080,000 in the Core Bond Portfolio of which $21,203,000 expires in 2003, $2,604,000 expires in 2005, $305,000 expires in 2007, $28,410,000 expires in 2008, and $32,558,000 expires in 2009 and approximately $22,654,000 in the Intermediate Term Portfolio of which $6,608,000 expires in 2003, $276,000 expires in 2005 and $7,450,000 expires in 2008 and $8,320,000 expires in 2009, and approximately $523,135,000 in the High Income Portfolio of which $74,969,000 expires in 2007, $60,400,000 expires in 2008 and $387,766,000 expires in 2009. These amounts will be available to offset like amounts of any future taxable gains.

        Dividends to shareholders who are nonresident aliens, trusts, estates, partnerships or corporations may be subject to a 30% U.S. withholding tax unless a reduced rate of withholding is provided under an applicable tax treaty. Shareholders who are nonresident aliens or foreign entities are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent sections of the Code and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change by legislative or administrative action. Investors are urged to consult their attorneys or tax advisers regarding specific questions as to federal, foreign, state or local taxes.

Tax Treatment of Options Transactions

        Each Portfolio of the Fund may purchase and sell interest rate futures contracts and may write and purchase call and put options on such futures contracts and on certain debt securities. The Portfolios may write or purchase options which will be classified as “nonequity options” under the Code. Generally, gain and loss resulting from transactions in options on debt securities, as well as gain and loss from transactions in futures contracts and options thereon, will be treated as long term capital gain or loss to the extent of 60 percent thereof and short term capital gain or loss to the extent of 40 percent thereof (hereinafter “blended gain or loss”). In the case of the exercise or assignment of an option on a debt security, the premium paid or received by the Fund generally will adjust the gain or loss on disposition of the underlying security.

        Any option or futures contract held by a Portfolio on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The capital gains and losses of each Portfolio will be combined in each fiscal year to determine the capital gains and losses of the Fund, as described above.

        In addition, the Portfolio’s trading strategies may constitute “straddle” transactions with futures contracts, options thereon and options on debt securities. “Straddles” may affect the taxation of futures contracts and options, and may cause the postponement of recognition of losses incurred in certain closing transactions.

        The requirements for classification as a regulated investment company may restrict the Fund’s ability to engage in certain options and futures contract transactions. The Fund has obtained a private letter ruling from the Internal Revenue Service providing the Fund with relief from certain provisions of the Code which might otherwise affect its ability to engage in such transactions.

PERFORMANCE DATA

        From time to time the Fund may include a Portfolio’s average annual total return and other total return data, as well as yield, in advertisements or information furnished to present or prospective shareholders. Total return and yield figures are based on a Portfolio’s historical performance and are not intended to indicate future performance. Average annual total return and yield are determined separately for Class A, Class B, Class C and Class D shares of each Portfolio in accordance with formulas specified by the Commission and take into account the maximum applicable sales charge.

        Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution charges and any incremental transfer agency costs relating to each class of shares, will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

        Dividends paid by a Portfolio with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. Each Portfolio of the Fund will include performance data for all classes of shares of that Portfolio in any advertisement or information including performance data of the Fund.

        The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rate of return and (2) the maximum applicable sales charge will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charge, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charges and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See “Purchase of Shares.” A Portfolio’s total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in that Portfolio at the beginning of each specified period.

        Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period.

        Set forth below is total return and yield information for the Class A, Class B, Class C and Class D shares of the High Income Portfolio, the Core Bond Portfolio and the Intermediate Term Portfolio for the periods indicated.

HIGH INCOME PORTFOLIO

Class A Shares
Period	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended September 30, 2001	(15.44%)
Five Years Ended September 30, 2001	(0.26%)
Ten Years Ended September 30, 2001	6.37% Yield
30 days ended September 30, 2001	13.92% Tax Equivalent Yield*
30 days ended September 30, 2001	19.33%

*	Based on a Federal income tax rate of 28%.

Class B Shares
Period	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended September 30, 2001	(15.65%)
Five Years Ended September 30, 2001	(0.17%)
Ten Years Ended September 30, 2001	6.02% Yield
30 days ended September 30, 2001	13.64% Tax Equivalent Yield*
30 days ended September 30, 2001	18.94%

*	Based on a Federal income tax rate of 28%.

Class C Shares
Period	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended September 30, 2001	(13.37%)
Five Years Ended September 30, 2001	(0.24%)
Inception (October 21, 1994) to September 30, 2001	3.13% Yield
30 days ended September 30, 2001	13.59% Tax Equivalent Yield*
30 days ended September 30, 2001	18.88%

*	Based on a Federal income tax rate of 28%.

Class D Shares
Period	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended September 30, 2001	(15.62%)
Five Years Ended September 30, 2001	(0.49%)
Inception (October 21, 1994) to September 30, 2001	3.11% Yield
30 days ended September 30, 2001	13.60% Tax Equivalent Yield*
30 days ended September 30, 2001	18.89%

*	Based on a Federal income tax rate of 28%.

CORE BOND PORTFOLIO

Class A Shares
Period	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended September 30, 2001	6.98%
Five Years Ended September 30, 2001	5.84%
Ten Years Ended September 30, 2001	6.72% Yield
30 days ended September 30, 2001	4.76% Tax Equivalent Yield*
30 days ended September 30, 2001	6.61%

*	Based on a Federal income tax rate of 28%.

Class B Shares
Period	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended September 30, 2001	6.59%
Five Years Ended September 30, 2001	5.90%
Ten Years Ended September 30, 2001	6.34% Yield
30 days ended September 30, 2001	4.19% Tax Equivalent Yield*
30 days ended September 30, 2001	5.82%

*	Based on a Federal income tax rate of 28%.

Class C Shares
Period	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended September 30, 2001	9.53%
Five Years Ended September 30, 2001	5.82%
Inception (October 21, 1994) to September 30, 2001	6.66% Yield
30 days ended September 30, 2001	4.14% Tax Equivalent Yield*
30 days ended September 30, 2001	5.75%

*	Based on a Federal income tax rate of 28%.

Class D Shares
Period	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended September 30, 2001	6.72%
Five Years Ended September 30, 2001	5.56%
Inception (October 21, 1994) to September 30, 2001	6.63% Yield
30 days ended September 30, 2001	4.52% Tax Equivalent Yield*
30 days ended September 30, 2001	6.28%

*	Based on a Federal income tax rate of 28%.

INTERMEDIATE TERM PORTFOLIO

Class A Shares
Period	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended September 30, 2001	10.24%
Five Years Ended September 30, 2001	6.58%
Ten Years Ended September 30, 2001	7.05% Yield
30 days ended September 30, 2001	4.78% Tax Equivalent Yield*
30 days ended September 30, 2001	6.64%

*	Based on a Federal income tax rate of 28%.

Class B Shares
Period	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended September 30, 2001	9.79%
Five Years Ended September 30, 2001	6.25%
Inception (November 13, 1992) to September 30, 2001	6.26% Yield
30 days ended September 30, 2001	4.32% Tax Equivalent Yield*
30 days ended September 30, 2001	6.00%

*	Based on a Federal income tax rate of 28%.

Class C Shares
Period	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended September 30, 2001	9.78%
Five Years Ended September 30, 2001	6.24%
Inception (October 21, 1994) to September 30, 2001	6.94% Yield
30 days ended September 30, 2001	4.31% Tax Equivalent Yield*
30 days ended September 30, 2001	5.99%

*	Based on a Federal income tax rate of 28%.

Class D Shares
Period	Average Annual Total Returns (including maximum applicable sales charges)
One Year Ended September 30, 2001	10.13%
Five Years Ended September 30, 2001	6.48%
Inception (October 21, 1994) to September 30, 2001	7.24% Yield
30 days ended September 30, 2001	4.68% Tax Equivalent Yield*
30 days ended September 30, 2001	6.50%

*	Based on a Federal income tax rate of 28%.

        In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares,” the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the waiver of the CDSC, and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

        Total return and yield figures are based on a Portfolio’s historical performance and are not intended to indicate future performance. A Portfolio’s total return and yield will vary depending on market conditions, the securities held by that Portfolio, that Portfolio’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Portfolio will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

        On occasion, the Fund may compare the performance of the Portfolios to various indices, including the Standard & Poor’s 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. In addition, from time to time the Fund may include the risk-adjusted performance ratings assigned by Morningstar Publications, Inc. to the Portfolios in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of a Portfolio’s relative performance for any future period.

ADDITIONAL INFORMATION

Organization of the Fund

        The Fund is a diversified, open-end management investment company organized under the laws of the state of Maryland that commenced operations on November 10, 1978 as the Merrill Lynch High Income Fund, Inc., consisting solely of the High Income Portfolio. The Fund was reorganized on September 8, 1980 to change its name from the Merrill Lynch High Income Fund, Inc. to the Merrill Lynch Corporate Bond Fund, Inc. and to add the High Quality Portfolio and the Intermediate Term Portfolio. The High Quality Portfolio and the Intermediate Term Portfolio commenced operations on October 31, 1980. The Fund changed its name to Merrill Lynch Bond Fund, Inc. on January 22, 2001. The High Quality Portfolio changed its name to Core Bond Portfolio on January 22, 2001.

        The authorized capital stock of the Fund consists of three billion six hundred fifty million (3,650,000,000) shares of Common Stock, having a par value $0.10 per share. The shares of Common Stock are divided as follows: High Income Portfolio Series Common Stock which is divided into four classes designated “Class A Common Stock,” “Class B Common Stock,” “Class C Common Stock” and “Class D Common Stock” which consist of 500,000,000 shares, 1,500,000,000 shares, 200,000,000 shares and 500,000,000 shares, respectively, Core Bond Portfolio Common Stock which is divided into four classes designated “Class A Common Stock,” “Class B Common Stock,” “Class C Common Stock” and “Class D Common Stock” which consists of 250,000,000, 250,000,000, 100,000,000 and 100,000,000, respectively, and the Intermediate Term Portfolio Series Common Stock, which is divided into four classes designated “Class A Common Stock,” “Class B Common Stock,” “Class C Common Stock” and “Class D Common Stock” which consists of 100,000,000, 50,000,000, 50,000,000 and 50,000,000 shares, respectively. Each of the Fund’s shares has equal dividend, distribution, liquidation and voting rights, except that only shares of the respective Portfolios are entitled to vote on matters concerning only that Portfolio and Class B, Class C and Class D Shares bear certain account maintenance expenses and expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and distribution expenditures. The shares of each Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case. Holders of shares of any Portfolio are entitled to redeem their shares as set forth under “Redemption of Shares.”

        Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders unless under the Investment Company Act shareholders are required to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities except that, as noted above, Class B, Class C and Class D shares bear certain additional expenses.

        The Investment Adviser provided the initial capital for the Fund by purchasing 10,417 shares for $100,003. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund have been fully amortized.

        Under a separate agreement Merrill Lynch has granted the Fund the right to use the “Merrill Lynch” name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time, or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

Custodian

        State Street Bank and Trust Company (the “Custodian”), One Heritage Drive P2N, North Quincy, Massachusetts 02171, is the Fund’s Custodian. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for maintaining, safeguarding and controlling each Portfolio’s cash and securities, handling receipt and delivery of securities and collecting interest and dividends on the investments.

Transfer Agency Services Arrangements

        Financial Data Services, Inc. 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. The Transfer Agent, which is a subsidiary of ML & Co. and an affiliate of both the Investment Adviser and Merrill Lynch, acts as the Fund’s transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

Counsel and Auditor

        Clifford Chance Rogers & Wells LLP, counsel to the Fund, passes upon legal matters for the Fund in connection with the shares offered by this Prospectus. Deloitte & Touche LLP, independent auditors, are auditors of the Fund.

Accounting Services Provider

        State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey, 08540, provides certain accounting services for the Fund.

Shareholder Reports

        The Fund issues to its shareholders report, at least semi-annually, containing unaudited financial statements and annual reports containing financial statements examined by auditors approved annually by the Directors. Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder’s related accounts the shareholder should notify in writing:

Financial Data Services, Inc.

P.O. Box 45289
Jacksonville, Florida 32232-5289

        The written notification should include the shareholder’s name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers.

Shareholder Inquiries

        Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

        The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

        To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund’s shares as of January 4, 2002 with the exception of:

CLASS A
High Income Portfolio
MERRILL LYNCH TRUST COMPANY	26.73%
800 SCUDDERS MILL ROAD
PLAINSBORO, NJ 08536

MERRILL LYNCH TRUST COMPANY, FSB	7.07%
TRUSTEE FBO DAIMLER CHRYSLER CORP. SALARIED
ATTN: EAST REGION
800 SCUDDERS MILL ROAD
PLAINSBORO, NJ 08536

MERRILL LYNCH TRUST COMPANY, FSB	5.98%
TRUSTEE FBO MERRILL LYNCH
ATTN: EAST REGION
800 SCUDDERS MILL ROAD
PLAINSBORO, NJ 08536

CLASS A
Core Bond Portfolio
MERRILL LYNCH TRUST COMPANY	67.65%
800 SCUDDERS MILL ROAD
PLAINSBORO, NJ 08536

MERRILL LYNCH TRUST COMPANY, FSB	8.13%
TRUSTEE FBO MERRILL LYNCH
ATTN: EAST REGION
800 SCUDDERS MILL ROAD
PLAINSBORO, NJ 08536

CLASS D
MERRILL LYNCH TRUST COMPANY	13.00%
800 SCUDDERS MILL ROAD
PLAINSBORO, NJ 08536

NEXTGEN 75 EQUITY PORTFOLIO	6.09%
FINANCE AUTHORITY OF MAINE
800 SCUDDERS MILL ROAD
PLAINSBORO, NJ 08536

MLIM FIXED INCOME	5.33%
FINANCE AUTHORITY OF MAINE
800 SCUDDERS MILL ROAD
PLAINSBORO, NJ 08536

CLASS A
Intermediate Term Portfolio
MERRILL LYNCH TRUST COMPANY	70.29%
800 SCUDDERS MILL ROAD
PLAINSBORO, NJ 08536

MERRILL LYNCH TRUST COMPANY, FSB	8.12%
TRUSTEE FBO DAIMLER CHRYSLER CORP. SALARIED
ATTN: EAST REGION
800 SCUDDERS MILL ROAD
PLAINSBORO, NJ 08536

MERRILL LYNCH TRUST COMPANY, FSB	5.36%
TTEE FBO MERRILL LYNCH
ATT: EAST REGION
800 SCUDDERS MILL ROAD
PLAINSBORO, NJ 08536

MERRILL LYNCH TRUST COMPANY, FSB	5.34%
TRUSTEE FBO DEUTSCHE BANK
NORTH AMERICA HOLDING CORPORATION
ATTN: EAST REGION
800 SCUDDERS MILL ROAD
PLAINSBORO, NJ 08536

MERRILL LYNCH TRUST COMPANY, FSB	5.18%
TRUSTEE FBO
NEXTEL COMMUNICATIONS, INC.
ATTN: BIS
800 SCUDDERS MILL ROAD
PLAINSBORO, NJ 08536
CLASS C
ROBERT S. ORENSTEIN AND NANCY E. PFAU JTWROS	8.76%
INVESTMENT ACCOUNT
800 SCUDDERS MILL ROAD
PLAINSBORO, NJ 08536

CLASS D
MERRILL LYNCH TRUST COMPANY	65.89%
800 SCUDDERS MILL ROAD
PLAINSBORO, NJ 08536

FINANCIAL STATEMENTS

        The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2001 Annual Report. You may request a copy of the Annual Report at no charge by calling (800) 637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time, on any business day.

APPENDIX A

Interest Rate Futures, Options Thereon and Options on Debt Securities

        Each Portfolio may trade options on debt securities, purchase and sell interest rate, bond and bond index futures contracts (“futures contracts”) and purchase and write call and put options on futures contracts. At the date hereof, futures contracts (and options thereon) can be purchased and sold with respect to U.S. Treasury notes and GNMA certificates on the Chicago Board of Trade and with respect to U.S. Treasury bills on the International Monetary Market at the Chicago Mercantile Exchange. Options directly on debt securities are currently traded on the Chicago Board Options Exchange and the American Stock Exchange.

        Futures Contracts.    A futures contract creates a binding obligation on the purchaser (the “long”) to accept delivery, and the seller (the “short”) to make delivery, of the face amount of the security underlying the futures contract in a stated delivery month, at a price fixed in the contract or to make a cash settlement in lieu of actual delivery. A majority of transactions in futures contracts, however, do not result in actual delivery of the underlying security, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts are traded only on commodity exchanges—known as “contract markets”—approved for such trading by the Commodity Futures Trading Commission (“CFTC”). Transactions in futures contracts must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market.

        The purchase or sale of a futures contract differs from the purchase or sale of a security in that the total cash value reflected by the futures contract is not paid. Instead, an amount of cash or securities acceptable to each Portfolio’s FCM and the relevant contract market, which varies, but may be 5% or less of the contract amount, must be deposited with the FCM. This amount is known as “initial margin,” and represents a “good faith” deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the FCM, known as “maintenance” or “variation” margin, are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the FCM, and the Portfolio realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

        Each Portfolio will deal only in standardized contracts on recognized exchanges. The clearing members of an exchange’s clearing corporation guarantee the performance of their futures contracts through the clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

        Options on Futures Contracts.    An option on a futures contract gives the purchaser (known as the “holder”) the right, but not the obligation, to enter into a long position in the underlying futures contract (i.e., purchase the futures contract), in the case of a “call” option, or to enter into a short position (i.e., sell the futures contract), in the case of a “put” option, at a fixed price (the “exercise” or “strike” price) up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium, the transaction costs and the unrealized profits, if any, although this entire amount may be lost. Upon exercise of the option by the holder, the contract market clearing corporation establishes a corresponding short position for the seller, or “writer” of the option in the case of a call option, or a corresponding long position in the case of a put option, at the strike price. In the event that an option is exercised, the holder will be subject to all the risks associated with the trading of futures contracts. An option becomes worthless when it expires.

        The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the holder of the option may be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts, which are described beginning on page 9.

        A position in an option may be terminated by the purchaser or seller prior to its expiration by effecting a closing purchase or sale transaction, which requires the purchase or writing of an option of the same series (i.e., the same exercise price and expiration date) as the option previously written or purchased. The premium received from the holder on the closing transaction may be more or less than the premium paid for the option, resulting in a gain or loss on the transactions.

        Exercise prices of options are set at specified intervals in relation to the price of the underlying futures contract by the exchange on which they are traded. Exercise prices are initially established when a new expiration cycle commences and additional exercise prices may subsequently be introduced as the futures contract price fluctuates. The expiration of an option is generally based on the expiration of the underlying futures contract.

        The holder of an option exercises it by notifying his broker of his intention to exercise. The broker tenders the exercise notice to the clearing house of the applicable exchange which assigns the notice on a random basis to a broker with a customer who has written and outstanding an option of the same series. That broker then assigns the exercise notice to such customer, generally on a random basis, and the customer is then obligated to enter into the underlying futures contract upon exercise. At that time, the contract market clearing house establishes appropriate long and short futures positions for the holder and writer. A corresponding short position for the writer would be established in the case of a call option, or a corresponding long position would be established in the case of a put option. The parties will then be subject to initial and variation margin requirements with respect to the underlying futures contract. By interposing itself between options writers and purchasers, the clearing house in effect guarantees the performance of the other side to each option purchased or sold.

        Options on Debt Securities.    An option on a U.S. Government security gives the holder the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, at the specified strike price up to a stated expiration date. The holder pays a non-refundable premium upon purchasing the option. The maximum amount of risk assumed by the holder is equal to the premium, transaction costs and unrealized profits, if any, although this entire amount may be lost. Upon exercise of the option, the holder purchases or sells the underlying security at the strike price. Options on debt instruments to be traded by the Fund may be traded on national securities exchanges regulated by the Securities and Exchange Commission. The Options Clearing Corporation is interposed between the clearing members which are the parties to each such option, thereby assuring the performance of the parties.

        If a liquid market exists, a position in an option may be terminated by the purchaser or seller prior to expiration by entering into an offsetting purchase or sale transaction in an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or written. The premium paid or received by the trader on the closing transaction may be more or less than the premium paid or received for the option, resulting in a gain or loss on the transaction. If an option is not exercised, it expires worthless to the holder.

        Exercise prices of options are set at specified intervals in relation to the price of the underlying security by the exchange on which they are traded. Exercise prices are initially established when a new expiration cycle commences and additional exercise prices may subsequently be introduced as the price of the security fluctuates.

        The holder of an option exercises it by notifying his broker of his intention to exercise. The broker tenders the exercise notice to the clearing house, which assigns the notice on a random basis to a broker with a customer who has written and outstanding an option of the same series. That broker then assigns the exercise notice to its customer, generally on a random basis. As a call or put writer, the customer is obligated to sell or purchase the underlying security.

APPENDIX B

DESCRIPTION OF BOND RATINGS

Ratings of Bonds

Description of Bond Ratings of Moody’s:

Aaa
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

Description of Bond Ratings of Standard & Poor’s:

AAA	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A
Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB
Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB	Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the
B	issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB
CCC	indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will
CC	likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C	The C rating is reserved for income bonds on which no interest is being paid.

D	Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of bond as a matter of policy.

        Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Bond Ratings of Fitch

AAA
Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA
Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A
Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB
Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B
Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds rated C are in imminent default in payment of interest or principal.

DDD	Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are
DD	extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or
D	reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

        Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Code #10210-12-99
PART C. OTHER INFORMATION

Item 23.    Exhibits.

Exhibit Number	Description
1(a)	—Articles of Incorporation (incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A) (“Post-Effective Amendment No. 5”).
(b)	—Articles of Amendment (incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A) (“Post-Effective Amendment No. 13”).
(c)	—Articles Supplementary reclassifying shares of Intermediate Term Portfolio Series Common Stock (incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 16).
(d)	—Articles of Amendment changing name to Merrill Lynch Bond Fund, Inc. (incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 27).
(e)	—Articles of Amendment to Articles Supplementary renaming Class A Common Stock, Class B
Common Stock, Class C Common Stock and Class D Common Stock of the High Quality
Portfolio to Core Bond Portfolio.
2	—By-Laws (incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A).
3(a)	—Specimen certificates for Class A shares of High Quality Portfolio Series and High Income
Portfolio Series Common Stock of Registrant (incorporated by reference to Exhibit 4(a) filed with
Post-Effective Amendment No. 13).
(b)	—Specimen certificates for Class B shares of High Quality Portfolio Series and High Income
Portfolio Series Common Stock of Registrant (incorporated by reference to Exhibit 4(b) filed with
Post-Effective Amendment No. 13).
4(a)	—Form of Investment Advisory Agreement between Registrant and Fund Asset Management, L.P. (incorporated by reference to Exhibit 5 filed with Post-Effective Amendment No. 5).
4(b)	—Form of Investment Sub-Advisory Agreement between Fund Asset Management, L.P. and Merrill
Lynch Asset Management U.K. Limited (incorporated by reference to Exhibit 5(b) filed with Post-
Effective Amendment No. 23).
5	—Form of Unified Distribution Agreement between Registrant and FAM Distributors, Inc. (the “Distributor”) (incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 27).
6	—None.
7	—Form of Custodian Agreement between Registrant and State Street Bank and Trust Company
(incorporated by reference to Exhibit A.8 filed with Amendment No. 2 to Registrant’s Registration
Statement on Form S-5) (“Post-Effective Amendment No. 2”).
8(a)	—Form of Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
Agreement between Registrant and Financial Data Services, Inc. (incorporated by reference to
Exhibit 9(a) to Post-Effective Amendment No. 12).
(b)	—Form of Agreement relating to the use of the “Merrill Lynch” name (incorporated by reference to Exhibit A.9(c) filed with Amendment No. 2).
(c)	—Credit Agreement between the Registrant and a syndicate of banks (incorporated by reference to
Exhibit 8(b) to the Registration Statement on Form N-1A of Master Premium Growth Trust (File
No. 811-09733), filed on December 21, 1999).
(d)	—Form of Administrative Services Agreement between the Registrant and State Street Bank and
Trust Company (incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to
the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No.
333-89775) filed on March 20, 2001.
9	—Opinion of Rogers & Wells (incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 5).
10	—Consent of Deloitte & Touche LLP , independent auditors for the Registrant.
11	—None.
12(a)	—Investment Letter—High Income Portfolio—Class C and Class D shares (incorporated by reference to Exhibit 13(a) filed with Post-Effective Amendment No. 20).

Exhibit Number	Description
(b)	—Investment Letter—Core Bond Portfolio Class C and Class D shares (incorporated by reference to Exhibit 13(b) filed with Post-Effective Amendment No. 20).
(c)	—Investment Letter—Intermediate Term Portfolio Class C and Class D shares (incorporated by reference to Exhibit 13(c) filed with Post-Effective Amendment No. 20).
13(a)	—Form of Unified Class A Distribution Plan of Registrant (incorporated by reference to Exhibit 13(a) to Post-Effective Amendment No. 27).
(b)	—Form of Unified Class B Distribution Plan of Registrant (incorporated by reference to Exhibit 13(b) to Post-Effective Amendment No. 27).
(c)	—Form of Unified Class C Distribution Plan of Registrant (incorporated by reference to Exhibit 13(c) to Post-Effective Amendment No. 27).
(d)	—Form of Unified Class D Distribution Plan of Registrant (incorporated by reference to Exhibit 13(d) to Post-Effective Amendment No. 27).
14	—Merrill Lynch Select Pricing System Plan pursuant to Rule 18f-3 (incorporated by reference to Exhibit 17 filed with Post-Effective Amendment No. 26).
15	—Code of Ethics (incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the
Registration Statement of Form N-1A of Merrill Lynch Middle East/Africa Fund, Inc. (File
No. 33-55843), filed on March 29, 2000).

Item 24.    Persons Controlled by or under Common Control with Registrant.

        Inapplicable.

Item 25.    Indemnification

        Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceeding against a present or former director, officer, agent, or employee of the Registrant (a “corporate representative”), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees and judgments, fines, and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant. Under the Distribution Agreements, the Registrant has agreed to indemnify the Distributor against any loss, liability, claim, damage or expense arising out of any untrue statement of a material fact, or an omission to state a material fact, in any registration statement, prospectus or report to shareholders of the Registrant. Reference is made to Article VI of Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

Item 26.    Business and Other Connections of Manager.

        Fund Asset Management, L.P. (“FAM” or the “Investment Adviser”) acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master MidCap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Mercury HW Funds, Merrill Lynch California Municipal Series Trust, Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Bond Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, The Asset Program, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, MuniAssets Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc. and Senior High Income Portfolio, Inc.

        Merrill Lynch Investment Managers, L.P. (“MLIM”), an affiliate of the investment adviser, acts as the investment adviser for the following open-end registered investment companies: Global Financial Services Master Trust, Merrill Lynch Equity Income Fund, Merrill Lynch Natural Resources Trust, Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Utilities & Telecommunications Fund, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Index Funds, Inc., The Asset Program, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves and Merrill Lynch Variable Series Funds, Inc. and for the following closed-end registered investment companies: The S&P 500 Protected Equity Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.

        The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Manager, MLIM, Princeton Services, Inc. (“Princeton Services”), and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

        Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since September 30, 1999, for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26 and Messrs. Doll and Giordano are directors or officers of one or more of such companies.

Name	Position with Manager	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services	General Partner	General Partner of MLIM

Name	Position with Manager	Other Substantial Business, Profession, Vocation or Employment
Robert C. Doll	President	President of MLIM; Co-Head (Americas
Region) of MLIM from 2000 to 2001;
Senior Vice President of MLIM from 1999
to 2001; Director of Princeton Services;
Chief Investment Officer of
OppenheimerFunds, Inc. in 1999 and
Executive Vice President thereof from 1991
to 1999

Terry K. Glenn	Executive Vice President	President, Merrill Lynch Mutual Funds;
Chairman (Americas Region) and Executive
Vice President of MLIM; Executive Vice
President and Director of Princeton
Services; President and Director of FAMD;
Director of FDS; President of Princeton
Administrators

Donald C. Burke	First Vice President, Treasurer and Director of Taxation	First Vice President, Treasurer and Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Philip L. Kirstein	General Counsel	General Counsel of MLIM; Senior Vice President, Director, General Counsel and Secretary of Princeton Services

Debra W. Landsman-Yaros	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services; Vice President of FAMD

Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Mary E. Taylor	Head (Americas Region)	Head (Americas Region) of MLIM; Senior Vice President of ML & Co.

        Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) acts as sub-adviser for the following registered investment companies; The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Global Financial Services Master Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master U.S. High Yield Trust, Merrill Lynch Emerging Markets Debt Fund, Inc. Merrill Lynch Equity Income Fund, Merrill Lynch Focus Value Fund, Inc. Merrill Lynch Natural Resources Trust, Merrill Lynch Utilities and Telecommunications Fund, Inc., Mercury Global Holdings, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Trust Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Asset Program, Inc. and The Municipal Fund Accumulation Program, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

        Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since September 30, 1999, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn and Burke are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26:

Name	Position with MLAM U.K.	Other Substantial Business, Profession, Vocation or Employment
Terry K. Glenn	Director and Chairman	President, Merrill Lynch Mutual Funds;
Chairman (Americas Region) and Executive
Vice President of FAM and MLIM;
Executive Vice President and Director of
Princeton Services; President and Director
of FAMD; Director of FDS; President of
Princeton Administrators

Nicholas C.D. Hall	Director	Director of Mercury Asset Management Ltd. and the Institutional Liquidity Fund plc; First Vice President and General Counsel for Merrill Lynch Mercury Asset Management

James T. Stratford	Alternate Director	Director of Mercury Asset Management Group Ltd.; Head of Compliance, Merrill Lynch Mercury Asset Management

Donald C. Burke	Treasurer	First Vice President and Treasurer of MLIM and FAM; Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Carol Ann Langham	Company Secretary	None

Debra Anne Searle	Assistant Company Secretary	None

Item 27.    Principal Underwriters.

        (a) FAMD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Global Financial Services Master Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. FAMD acts as the principal underwriter for each of the following additional open-end registered investment companies: Mercury Basic Value Fund, Inc., Mercury Focus Twenty Fund, Inc., Mercury Global Balanced Fund of Mercury Funds, Inc., Mercury Gold and Mining Fund of Mercury Funds, Inc., Mercury International Fund of Mercury Funds, Inc., Mercury Internet Strategies Fund, Inc., Mercury Large Cap Series Funds, Inc., Mercury Mid Cap Growth Fund, Inc., Mercury Pan-European Growth Fund of Mercury Funds, Inc., Mercury Premier Growth Fund, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield Fund, Inc., Summit Cash Reserves Fund of Financial Institutions Series Trust, Mercury V.I. U.S. Large Cap Fund of Mercury V.I. Funds, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Internet Strategies Fund, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Mid Cap Growth Fund, Inc., Merrill Lynch Premier Growth Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc. and Merrill Lynch U.S. High Yield Fund, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Mercury Senior Floating Rate Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund. Inc., Merrill Lynch Senior Floating Rate Fund, Inc., and Merrill Lynch Senior Floating Rate Fund II, Inc.

        (b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas, and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) with Registrant
Terry K. Glenn	President and Director	President and Director
Michael G. Clark	Treasurer and Director	None
Thomas J. Verage	Director	None
Robert W. Crook	Senior Vice President	None
Michael J. Brady	Vice President	None
William M. Breen	Vice President	None
Donald C. Burke	Vice President	Vice President and Treasurer
James T. Fatseas	Vice President	None
Debra W. Landsman-Yaros	Vice President	None
William Wasel	Vice President	None
Robert Harris	Secretary	None

        (c) Not applicable.

Item 28.    Location of Accounts and Records.

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Merrill Lynch Financial Data Services, Inc. 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Item 29.    Management Services.

        Other than as set forth under the caption “Management of the Fund—Management and Advisory Arrangements” in the Prospectus constituting Part A of the Registration Statement and Under “Management of the Fund—Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.

        Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey on the 24th day of January, 2002.

MERRILL LYNCH BOND FUND , INC .
(Registrant)

/s/ TERRY K. GLENN
By:
Terry K. Glenn, President
(Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

* Terry K. Glenn	President and Director (Principal Executive Officer)

* Donald C. Burke	Vice President and Treasurer (Principal Financial and Accounting Officer)

* Ronald W. Forbes	Director

* Cynthia A. Montgomery	Director

* Charles C. Reilly	Director

* Kevin A. Ryan	Director

* Roscoe E. Suddarth	Director

* Richard R. West	Director

* Edward D. Zinbarg	Director

/s/ TERRY K. GLENN *By: Terry K. Glenn, President (Attorney-in-Fact)		January 24, 2002

EXHIBIT INDEX

Exhibit Number	Description
1(e)	Articles of Amendment to Articles Supplementary
10	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.